EXHIBIT 10.23
IVANHOE ENERGY INC.
- and -
MACQUARIE CAPITAL MARKETS CANADA LTD.
- and -
CIBC MELLON TRUST COMPANY
SPECIAL WARRANT INDENTURE
Providing for the Issue of
Special Warrants
Dated as of February 25, 2010

TABLE OF CONTENTS

Article 1 INTERPRETATION	2
1.1 Definitions	2
1.2 Words Importing the Singular	8
1.3 Interpretation Not Affected by Headings, Etc.	8
1.4 Day Not a Business Day	8
1.5 Time of the Essence	8
1.6 Currency	8
1.7 Applicable Law	8
1.8 Severability	8
1.9 Conflicts	8

Article 2 THE SPECIAL WARRANTS	9
2.1 Creation and Issue of Special Warrants	9
2.2 Terms of Special Warrants	9
2.3 Form of Special Warrant Certificates	10
2.4 Signing of Special Warrant Certificates	12
2.5 Certification by Trustee	12
2.6 Special Warrants to Rank Pari Passu	12
2.7 Issue in Substitution for Lost Certificates, Etc.	13
2.8 Cancellation of Surrendered Special Warrants	13
2.9 Global Special Warrant Certificate and Book-Entry Only System	14
2.10 Special Warrantholder not a Shareholder	15

Article 3 REGISTRATION, TRANSFER AND OWNERSHIP OF SPECIAL WARRANTS AND EXCHANGE OF SPECIAL WARRANT CERTIFICATES	15
3.1 Registration and Transfer of Fully Registered Special Warrant Certificates	15
3.2 Registration and Transfer of Global Special Warrant Certificates	15
3.3 Certain Transfers by Persons in the United States	17
3.4 Other Registration and Transfer Matters	18
3.5 Exchange of Special Warrant Certificates	19
3.6 No Charges for Transfer or Exchange	19
3.7 Ownership of Special Warrants	19

Article 4 CONVERSION OF SPECIAL WARRANTS	20
4.1 Conversion by Holder	20
4.2 Conversion by Trustee	21
4.3 Effect of Conversion	21
4.4 No Fractional Common Shares or Warrants	22
4.5 Recording	23
4.6 Securities Restrictions	23
4.7 Adjustments	25

Article 5 COVENANTS	31
5.1 General Covenants	31
5.2 Remuneration and Expenses of Trustee	33
5.3 Securities Qualification Requirements	33
5.4 Performance of Covenants by Trustee	34

Article 6 ESCROWED FUNDS	34
6.1 Initial Escrowed Funds and Distribution Amounts	34
6.2 Qualified Investments	35
6.3 Release of Escrowed Funds Upon Conversion of Special Warrants Prior to Receipt of Release and Payment Certificate	36
6.4 Release of Escrowed Funds Upon Receipt of Release and Payment Certificate	36
6.5 Release of Escrowed Funds on Termination	37
6.6 Direction	37
6.7 Early Termination of any Investment of the Escrowed Funds	37
6.8 Method of Disbursement and Delivery	37
6.9 Acknowledgements	38
6.10 Miscellaneous	38
6.11 Tax Reporting	40

Article 7 ENFORCEMENT	40
7.1 Suits by Special Warrantholder	40
7.2 Limitation of Liability	41

Article 8 MEETINGS OF SPECIAL WARRANTHOLDERS	41
8.1 Right to Convene Meetings	41
8.2 Notice	41
8.3 Chairman	41
8.4 Quorum	42
8.5 Power to Adjourn	42
8.6 Show of Hands	42
8.7 Poll	42
8.8 Voting	43
8.9 Regulations	43
8.10 The Company and Trustee may be Represented	44
8.11 Powers Exercisable by Extraordinary Resolution	44
8.12 Meaning of “Extraordinary Resolution”	45
8.13 Powers Cumulative	46
8.14 Minutes	46
8.15 Instruments in Writing	46
8.16 Binding Effect of Resolutions	46
8.17 Holdings by the Company and Subsidiaries Disregarded	47

Article 9 SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS	47
9.1 Provision for Supplemental Indentures for Certain Purposes	47
9.2 Successor Entities	48

2

Article 10 CONCERNING TRUSTEE	48
10.1 Trust Indenture Legislation	48
10.2 Rights and Duties of Trustee	49
10.3 Evidence, Experts and Advisers	50
10.4 Documents, Money, Etc. held by Trustee	51
10.5 Action by Trustee to Protect Interests	51
10.6 Trustee not Required to Give Security	51
10.7 Protection of Trustee	51
10.8 Replacement of Trustee	53
10.9 Conflict of Interest	54
10.10 Acceptance of Duties and Obligations	54

Article 11 GENERAL	54
11.1 Notice to the Company and the Trustee	54
11.2 Notice to Special Warrantholders	56
11.3 Satisfaction and Discharge of Indenture	56
11.4 Sole Benefit of Parties and Special Warrantholders	56
11.5 Discretion of Directors	57
11.6 Counterparts and Formal Date	57
11.7 Assignment	57

3

SPECIAL WARRANT INDENTURE
THIS INDENTURE dated as of the 25th day of February, 2010
BETWEEN:
IVANHOE ENERGY INC., a company incorporated under the laws of the Yukon Territory
(the “Company”)
AND:
MACQUARIE CAPITAL MARKETS CANADA LTD., a company incorporated under the laws of Ontario
(the “Agent”)
AND:
CIBC MELLON TRUST COMPANY, a trust company existing under the laws of Canada
(the “Trustee”)
WHEREAS:
A.	The Company proposes to create and issue Special Warrants (as hereinafter defined) to be constituted and issued as herein provided;
B.	The Company is authorized to create and issue the Special Warrants as herein provided and to complete the transactions contemplated herein;
C.
All things necessary have been done and performed to make the Special Warrant Certificates (as hereinafter defined), when certified by the Trustee and issued and delivered as herein provided, legal, valid and binding obligations of the Company with the benefits of and subject to the terms of this Indenture;

D.	The foregoing recitals are made as representations by the Company and not by the Trustee; and
E.
The Trustee has agreed to enter into this Indenture (as hereinafter defined) and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Indenture.

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, by each of the Company and the Trustee, the Company hereby appoints the Trustee as agent for the Special Warrantholders (as hereinafter defined), to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Indenture, and the Company and the Trustee hereby covenant, agree and declare as follows:
ARTICLE 1
INTERPRETATION
1.1 Definitions
In this Indenture and in the Special Warrant Certificates, unless there is something in the subject matter or context inconsistent therewith:
“Adjustment Period” means the period commencing on the date hereof and ending at the Time of Expiry.
“Agency Agreement” means the agency agreement dated as of January 12, 2010 between the Company and the Agent.
“Agent” means Macquarie Capital Markets Canada Ltd.
“Applicable Legislation” means such provisions of any statute of Canada or of a province or territory thereof, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of trustees under trust indentures, as are from time to time in force and applicable to this Indenture.
“Applicable Securities Laws” means, collectively, the applicable securities laws of the Qualifying Jurisdictions, the securities laws of the United States and the states thereof, the regulations, rules, rulings and orders made thereunder, the applicable policy statements issued by the securities regulatory authorities in the Qualifying Jurisdictions, the United States Securities and Exchange Commission and the securities legislation and policies of each other relevant jurisdiction.
“Beneficial Holder” means any person who holds a beneficial interest in a Global Special Warrant Certificate as shown on the books of the Depository or a Participant.
“Book-Entry Only System” means the book-based securities transfer system administered by a Depository in accordance with its operating procedures in force from time to time.
“Business Day” means any day that is not a Saturday, Sunday or statutory holiday in Vancouver, British Columbia, or a day when the principal office of the Trustee in such city is not generally open to the public for the transaction of business.
“Common Shares” means the fully paid and non-assessable common shares of the Company as constituted on the date hereof, provided that, in the event of any adjustment pursuant to Section 4.7 hereof, Common Shares will thereafter mean or include, as the case may be, the shares, other securities or property resulting from such adjustment.

“Company” means Ivanhoe Energy Inc. and includes any successor corporation to or of the Company.
“Company’s auditors” means the firm of accountants appointed by the shareholders of the Company as the auditors of the Company from time to time.
“Conversion Date” means with respect to:
(i)
any Special Warrant exchanged by the holder thereof pursuant to Section 4.1(a) hereof, the day on which the Special Warrant Certificate representing such Special Warrant is surrendered to the Trustee in accordance with the provisions of Section 4.1 hereof; and

(ii)	any Special Warrant exchanged by the Trustee in accordance with Section 4.2(a) hereof, the day on which the Trustee is required to exchange such Special Warrant pursuant to Section 4.2(a) hereof.
“counsel” means a barrister or solicitor or an attorney-at-law or a firm of barristers and solicitors or attorneys-at-law, who may be counsel for the Company, acceptable to the Trustee, acting reasonably.
“Current Market Price” of a Common Share at any date means the price per share equal to the volume weighted average price at which the Common Shares have traded on the TSX for any 20 consecutive Trading Days immediately preceding such date or, if the Common Shares are not listed on the TSX, on any other stock exchange or securities market on which the Common Shares are then listed as may be selected by the directors, or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market, with the weighted average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on such stock exchange or market, as the case may be, during the such 20 consecutive Trading Day period by the aggregate number of Common Shares so sold or, if not traded on any recognized market or exchange, as determined by the directors, acting reasonably.
“Depository” means CDS Clearing and Depository Services Inc. (“CDS”), or its successor, or any other depository offering a book based securities registration and transfer system similar to that administered by CDS which the Company, with the consent of the Trustee, acting reasonably, may designate.
“director” means a director of the Company for the time being, and reference without more to an action by the directors means an action by the directors of the Company as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed.

“Earnings” means any income (including interest or gains) net of any related expenses derived from investing the Initial Escrowed Funds.
“Effective Date” means the date of this Indenture.
“Escrow Agent” means the role of the Trustee to, inter alia, hold and disburse the Escrowed Funds on behalf of the Company and the Special Warrantholders pursuant to the terms and conditions of this Indenture.
“Escrowed Funds” at any time means the aggregate of the Initial Escrowed Funds and any Earnings derived from time to time from holding the Initial Escrowed Funds less any amounts released to the Company and the Agent from time to time pursuant to Section 6.3.
“Expiry Date” means the earliest of:
(i)	the date which is the first Business Day following the Qualification Date; and

(ii)	the Release Deadline.
“Extraordinary Resolution” has the meaning attributed thereto in Sections 8.12 and 8.15 hereof.
“Final Prospectus” means the (final) short form prospectus of the Company which qualifies the distribution of the Underlying Securities in the Qualifying Jurisdictions and includes any amendments or supplements thereto.
“Final Receipt” means the final decision document in respect of the Final Prospectus issued in accordance with Multilateral Instrument 11-102 — Passport System and National Policy 11-202 — Process for Prospectus Reviews in Multiple Jurisdictions by the Ontario Securities Commission and the Company’s principal regulator on its own behalf and on behalf of the regulators in the Qualifying Jurisdictions (other than the Ontario Securities Commission).
“Fully Registered Special Warrant Certificate” means a Special Warrant Certificate other than a Global Special Warrant Certificate.
“Global Special Warrant Certificate” means a Special Warrant Certificate that is issued to and registered in the name of the Depository or its nominee.
“Initial Escrowed Funds” means an amount equal to the aggregate Issue Price received from the issue of the Special Warrants.
“Issue Price” means $3.00 per Special Warrant.
“National Policy 11-202” means National Policy 11-202 — Process for Prospectus Reviews in Multiple Jurisdictions.

“Participant” means a person recognized by the Depository as a participant in the Book-Entry Only System administered by the Depository.
“Passport System” means the passport review system established under Multilateral Instrument 11-102 Passport System.
“Person” includes an individual, corporation, partnership, trustee, unincorporated organization or any other entity whatsoever, and words importing persons have a similar extended meaning.
“Qualification Date” means the date on which the British Columbia Securities Commission as the principal regulator under National Policy 11-202 and the Passport System has issued the Final Receipt.
“Qualified Investments” means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada, by a Province of Canada or, provided that such obligation is rated at least R-1 (high) by DBRS Inc. or an equivalent rating service, by a Canadian chartered bank (which may include a Canadian chartered bank which is an Affiliate (as defined in Section 6.2(b)) of the Trustee).
“Qualifying Jurisdictions” means the provinces of Canada where purchasers of Special Warrants are located and any other jurisdiction in Canada in which the Company is required to file the Final Prospectus pursuant to the Agency Agreement, or otherwise.
“Regulation D” means Regulation D under the U.S. Securities Act.
“Regulation S” means Regulation S under the U.S. Securities Act.
“Release and Payment Certificate” means a certificate executed by the Company in the form attached as Schedule C hereto and addressed to the Trustee and the Agent and acknowledged by the Agent confirming that the Release Condition has been satisfied and directing the Trustee to release the Escrowed Funds in satisfaction of the commission payable to the Agent pursuant to the Agency Agreement, and the remainder to the Company.
“Release Condition” means the filing and clearance of the Final Prospectus, as evidenced by the Final Receipt.
“Release Deadline” means 5:00 p.m. (Toronto time) on the date which is 30 days from the date of this Indenture.
“SEC” means the Securities and Exchange Commission in the United States.
“Securities Commissions” means, collectively, the securities regulatory authorities of the Qualifying Jurisdictions.

“Share Rate” means the Common Shares issuable pursuant to the conversion of the Special Warrants in accordance with Section 2.2 hereof, subject to adjustment in accordance with Section 4.7 hereto.
“Special Warrant Certificate” means a certificate representing one or more Special Warrants substantially in the form of the certificate attached hereto as Schedule A.
“Special Warrantholder” or “holders” means the persons for the time being entered in a register of holders described in Section 3.1 hereof as holders of Special Warrants.
“Special Warrantholders’ Request” means an instrument, signed in one or more counterparts by Special Warrantholders who hold in the aggregate not less than 10% of the total number of Special Warrants then outstanding, requesting the Trustee to take some action or proceeding specified therein.
“Special Warrants” means the special warrants created and issued pursuant to Sections 2.1(a) and 2.1(b) hereof and authorized for issue hereunder and represented by Special Warrant Certificates issued and certified in accordance with the provisions hereof and that have not at the particular time expired, or been converted into Underlying Securities.
“Subsidiary of the Company” means any corporation or other corporate entity of which Voting Shares carrying more than 50% of the votes attached to all outstanding Voting Shares of such corporation are owned, directly or indirectly, other than by way of security only, by one or more of the Company and any Subsidiary of the Company, regardless of whether the Company or such Subsidiary of the Company is not contractually or otherwise prohibited or restricted from exercising sufficient of the voting rights attached to such Voting Shares to elect at least a majority of the directors of such corporation.
“Termination Payment Time” means 5:00 p.m. (Toronto time) on the second Business Day after the Release Deadline if the Release Condition has not been satisfied at or prior to the Release Deadline.
“this Special Warrant Indenture”, “this Indenture”, “hereto”, “hereunder”, “hereof”, “herein”, “hereby” and similar expressions mean or refer to this Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions “article”, “section”, “subsection”, “paragraph”, “subparagraph”, “clause” and “subclause” followed by a number mean the specified article, section, subsection, paragraph, subparagraph, clause or subclause of this Indenture.
“Time of Expiry” means 5:00 p.m. (Toronto time) on the Expiry Date.
“Trading Day”, with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market and otherwise means a day on which shares may be traded through the facilities of the principal stock exchange on which the Common Shares are then listed (or, if the Common Shares are not then listed on any stock exchange, then in the over-the-counter market).

“Trustee” means CIBC Mellon Trust Company, including its successors and assigns.
“TSX” means the Toronto Stock Exchange.
“Underlying Securities” means the Common Shares and Warrants issuable pursuant to the Special Warrants at or before the Time of Expiry.
“United States” means the United States, as that term is defined in Rule 902(1) of Regulation S.
“U.S. Accredited Investor” means an “Accredited Investor” as defined in Rule 501(a) of Regulation D.
“U.S. Person” means a U.S. person, as that term is defined in Rule 902(k) Regulation S.
“U.S. Purchaser” means (i) a person in the United States, or (ii) a U.S. Person or person purchasing on behalf, or for the benefit or account, of any U.S. Person or person in the United States.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended.
“Voting Shares” of any corporation means shares of one or more classes or series of a class of shares of such corporation carrying voting rights under all circumstances (and not by reason of the happening of a contingency) sufficient if exercised to elect all of the directors of such corporation, irrespective of whether or not shares of any other class or classes will have or may have the right to vote for directors by reason of the happening of any contingency.
“Warrant Indenture” means the warrant indenture among the Company, the Agent and the Trustee to be dated as of the date hereof which will govern the Warrants.
“Warrants” means the Common Share purchase warrants of the Company, with each whole Warrant entitling the holder thereof, subject to the terms and conditions of the Warrant Indenture, to purchase one (1) Share at a price of $3.16 at any time on or before the first anniversary of the Effective Date.
“Written Order of the Company”, “Written Request of the Company”, “Written Consent of the Company”, “Written Direction of the Company” and “Certificate of the Company” mean a written order, request, consent, direction and certificate, respectively, signed in the name of the Company by any director or officer of the Company or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed respectively.

1.2 Words Importing the Singular
Words importing the singular include the plural and vice versa and words importing a particular gender or neuter include both genders and neuter.
1.3 Interpretation Not Affected by Headings, Etc.
The division of this Indenture into articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Indenture.
1.4 Day Not a Business Day
If the day on or before which any action which would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.
1.5 Time of the Essence
Time will be of the essence in all respects in this Indenture and the Special Warrant Certificates.
1.6 Currency
All dollar amounts herein and in the Special Warrant Certificates are expressed in Canadian dollars.
1.7 Applicable Law
This Indenture and the Special Warrant Certificates will be construed and enforced in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein and will be treated in all respects as British Columbia contracts.
1.8 Severability
If any provision of this Indenture shall be held by any court of competent jurisdiction to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions, or part thereof, of this Indenture and such remaining provisions, or part thereof, shall remain enforceable and binding.
1.9 Conflicts
In the event of any conflict or inconsistency between the provisions of this Indenture and the Special Warrant Certificates, the provisions of this Indenture will govern.

ARTICLE 2
THE SPECIAL WARRANTS
2.1 Creation and Issue of Special Warrants
(a)
Creation of Special Warrants: 8,333,333 Special Warrants entitling the holders thereof to be issued, subject to adjustment in accordance with the provisions of this Indenture, an aggregate of (i) 8,333,333 Common Shares and (ii) 2,083,333 Warrants, together with such additional indeterminate number of Underlying Securities as may be required to be issued pursuant to any adjustment required to be made by the provisions of Section 4.7 hereof on the terms and subject to the conditions herein provided, are hereby created and authorized for issue at a price of $3.00 for each Special Warrant.

(b)
Certification of Special Warrants: Upon the issue of the Special Warrants and upon receipt of the issue price therefor, one or more Global Special Warrant Certificates will be executed by the Company and delivered to the Trustee, certified by the Trustee upon the Written Order of the Company and delivered by the Trustee to the Company or to the order of the Company pursuant to a Written Direction of the Company, without any further act of or formality on the part of the Company and without the Trustee receiving any consideration therefor.

2.2 Terms of Special Warrants
(a)
Conversion Terms: Subject to Section 4.7 hereof, each Special Warrant issued hereunder will entitle the holder thereof, upon the conversion thereof in accordance with the provisions of Article 4 hereof, and without payment of any additional consideration, to be issued, one (1) Common Share and one quarter of one (0.25) of one Warrant.

(b)	Adjustment: The number of Underlying Securities issued upon the conversion of the Special Warrants in accordance with the provisions hereof will be adjusted in accordance with Section 4.7 hereof.

2.3 Form of Special Warrant Certificates
(a)
Form: The Special Warrants (including the certificate of the Trustee endorsed thereon) shall be issued pursuant to one or more Global Special Warrant Certificates substantially in the form of the certificate attached hereto as Schedule A, will be dated as of the date of issuance, will bear such distinguishing letters and numbers as the Company, with the approval of the Trustee and the Depository, may prescribe and such legends as permitted under this Indenture and will be issuable in any whole number denomination.

(b)
Production: The Global Special Warrant Certificates may be engraved, lithographed or printed (the expression “printed” including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Company may determine.

(c)
Legends: Certificates representing Special Warrants, as well as all certificates issued in exchange for or in substitution of such certificates representing Special Warrants, will, if directed by the Company, bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS PLUS ONE DAY FOLLOWING THE DATE OF ISSUANCE OF THE SPECIAL WARRANTS].”
(d)
Additional United States Legend: Certificates representing Special Warrants originally issued to a U.S. Person, a person in the United States, or a person purchasing for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of such certificates representing Special Warrants, will bear the following additional legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH CANADIAN LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES, PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) INSIDE OR OUTSIDE THE UNITED STATES, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LEGISLATION AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM OR OTHERWISE NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE SECURITIES LAWS.”

(e)
Global Special Warrant Certificate Legend: Special Warrant Certificates in the form of a Global Special Warrant Certificate, as well as all certificates issued in exchange for or in substitution of such certificates representing Special Warrants, will, if directed by the Company, bear the following legend:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITARY SERVICES INC. (“CDS”) TO IVANHOE ENERGY INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.”
(f)
Registration of the Special Warrants and the Underlying Securities: The Trustee understands and acknowledges that the Special Warrants and the Underlying Securities have not been and will not be registered under the U.S. Securities Act or applicable state securities laws and the Special Warrants must not be converted in the United States unless the Special Warrants and the Underlying Securities have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

(g)	Rights: Each Special Warrant will entitle the holder thereof to such other rights and privileges which are set forth in this Indenture.

2.4 Signing of Special Warrant Certificates
(a)
Signing Officers: The Special Warrant Certificates will be signed by any one officer of the Company or any one director or by any other individual to whom such signing authority is delegated by the directors from time to time.

(b)
Signatures: The signature of any officer of the Company or director or any individual referred to in Section 2.4(a) hereof may be a manual signature, engraved, lithographed or printed in facsimile and Special Warrant Certificates bearing such facsimile signature will, subject to Section 2.5 hereof, be binding on the Company as if they had been manually signed by such officer of the Company or director or individual.

(c)
No Longer Officer: Notwithstanding that any individual whose manual or facsimile signature appears on a Special Warrant Certificate as one of the officers of the Company or directors referred to in Section 2.4(a) hereof no longer holds the same or any other office with, or is no longer a director of, the Company at the date of issue of any Special Warrant Certificate or at the date of certification or delivery thereof, such Special Warrant Certificate will, subject to Section 2.5 hereof, be valid and binding on the Company.

2.5 Certification by Trustee
(a)
Certification: No Special Warrant Certificate will be issued or, if issued, will be valid for any purpose or entitle the holder to the benefits hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee substantially in the form of the certificate attached hereto as Schedule A or in such other form as may be approved by the Trustee. The certification by the Trustee on a Special Warrant Certificate will be conclusive evidence as against the Company that such Special Warrant Certificate has been issued hereunder and that the holder thereof is entitled to the benefits hereof.

(b)
Certification No Representation: The certification by the Trustee on any Special Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or such Special Warrant Certificate (except the due certification thereof) or as to the performance by the Company of the obligations thereof under this Indenture, and the Trustee will in no respect be liable or answerable for the use made of any Special Warrant Certificate or of the consideration therefor, except as otherwise specified herein.

2.6 Special Warrants to Rank Pari Passu
All Special Warrants will rank pari passu, whatever may be the actual dates of issue of the Special Warrant Certificates by which they are represented.

2.7 Issue in Substitution for Lost Certificates, Etc.
(a)
Substitution: If any Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and to Section 2.7(b) hereof, will issue, and thereupon the Trustee will certify and deliver, a new Special Warrant Certificate of like denomination and tenor and bearing the applicable legends as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate and the Special Warrants evidenced thereby will be entitled to the benefits hereof and will rank equally in accordance with its terms with all other Special Warrants issued or to be issued hereunder.

(b)
Cost of Substitution: The applicant for the issue of a new Special Warrant Certificate pursuant to this Section 2.7 will bear the reasonable cost of the issue thereof and, in the case of loss, destruction or theft, will as a condition precedent to the issue thereof:

(i)
furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Special Warrant Certificate to be replaced as is satisfactory to the Company and to the Trustee in their discretion, acting reasonably;

(ii)	if so requested, furnish an indemnity and surety bond in amount and form satisfactory to the Company and to the Trustee in their discretion, acting reasonably; and
(iii)	if so requested, pay the reasonable charges of the Company and the Trustee in connection therewith.
2.8 Cancellation of Surrendered Special Warrants
All Special Warrant Certificates surrendered to the Trustee in accordance with the provisions of this Indenture will be cancelled by the Trustee and, if requested in writing by the Company, the Trustee will furnish the Company with a cancellation certificate identifying each Special Warrant Certificate so cancelled, the number of Special Warrants represented thereby and the number of Underlying Securities, if any, issued pursuant to such Special Warrants.

2.9 Global Special Warrant Certificate and Book-Entry Only System
(a)	Global Special Warrant Certificate: Unless the Book-Entry Only System is terminated or required to do so by applicable law:
(i)
Special Warrant Certificates will only be issued in the form of one or more Global Special Warrant Certificates, which will be registered in the name of and deposited with the Depository or its nominee; and

(ii)
Beneficial Holders shall not be entitled to have Special Warrants registered in their names, shall not receive or be entitled to receive Special Warrant Certificates in definitive form and shall not be considered owners or holders thereof under this Indenture or any supplemental indenture except in circumstances where the Depository resigns or is removed from its responsibility and the Trustee is unable or does not wish to locate a qualified successor. Beneficial interests in a Global Special Warrant Certificate will be represented only through the Book-Entry Only System. Transfers of Special Warrants between Participants shall occur in accordance with the Depository’s rules and procedures and pursuant to an exemption under Applicable Securities Laws. The Company and the Trustee shall not have any responsibility or liability for any aspects of the records relating to or payments made by the Depository, or its nominee, on account of the beneficial interests in the Special Warrants. Nothing herein shall prevent the owners of beneficial interests in the Special Warrants from voting such Special Warrants using duly executed proxies.

(b)
Certain Actions, Notices and Payments: All references herein to actions by, notices given or payments made to Special Warrantholders shall, where Special Warrants are held through the Depository, refer to actions taken by, or notices given or payments made to, the Depository upon instruction from the Participants in accordance with its rules and procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or at the direction of Special Warrantholders evidencing a specified percentage of the aggregate Special Warrants outstanding, such direction or consent may be given by holders of Special Warrants acting through the Depository and the Participants owning Special Warrants evidencing the requisite percentage of the Special Warrants. The rights of a Special Warrantholder whose Special Warrants are held through the Depository shall be exercised only through the Depository and the Participants and shall be limited to those established by law and agreements between such holders and the Depository and the Participants upon instructions from the Participants. Each of the Trustee and the Company may deal with the Depository for all purposes as the authorized representative of the respective Special Warrantholders and such dealing with the Depository shall constitute satisfaction or performance, as applicable, of their respective obligations hereunder. For so long as Special Warrants are held through the Depository, if any notice or other communication is required to be given to Special Warrantholders, the Trustee will give such notices and communications to the Depository.

(c)
Resignation or Removal of the Depository: If the Depository resigns or is removed from its responsibility as depository and the Trustee is unable or does not wish to locate a qualified successor, the Depository shall surrender the Global Special Warrant Certificates to the Trustee with instructions for registration of Special Warrants in the name and in the amount specified by the Depository and the Company shall issue and the Trustee shall certify and deliver the aggregate number of Special Warrants then outstanding in the form of Fully Registered Special Warrant Certificates representing such Special Warrants.

2.10 Special Warrantholder not a Shareholder
Except as provided in Sections 4.7 and 5.1(m), nothing in this Indenture or in the holding of a Special Warrant represented by a Special Warrant Certificate, or otherwise, will, in itself, be construed as conferring on any Special Warrantholder any right or interest whatsoever as a shareholder of the Company, including but not limited to any right to vote at, to receive notice of, or to attend, any meeting of shareholders.
ARTICLE 3
REGISTRATION, TRANSFER AND OWNERSHIP OF SPECIAL WARRANTS AND
EXCHANGE OF SPECIAL WARRANT CERTIFICATES
3.1 Registration and Transfer of Fully Registered Special Warrant Certificates
(a)
Register: With respect to Special Warrants issued pursuant to Fully Registered Special Warrant Certificates, the Company will cause to be kept by the Trustee at its principal office in Vancouver, British Columbia:

(i)	a register of holders in which will be entered the names and addresses of the holders of Special Warrants and particulars of the Special Warrants held by them; and
(ii)	a register of transfers in which all transfers of Special Warrants and the date and other particulars of each transfer will be entered.
(b)
Transfer: Subject to Section 3.3, no transfer of any Fully Registered Special Warrant Certificates will be valid unless entered on the register of transfers referred to in Section 3.1(a) hereof, or on any branch register maintained pursuant to Section 3.4(e) hereof, upon surrender to the Trustee of the Special Warrant Certificate representing such Special Warrant, with a properly completed transfer form in substantially the form attached to the Special Warrant Certificate executed by the registered holder or the executors, administrators or other legal representatives thereof or the attorney thereof duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, acting reasonably, and, upon compliance with such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly noted on one of such registers by the Trustee.

3.2 Registration and Transfer of Global Special Warrant Certificates
(a)
Register: With respect to Special Warrants issuable in whole or in part as one or more Global Special Warrant Certificates, the Company shall cause to be kept by and at the principal offices of the Trustee in Vancouver, British Columbia a register in which shall be entered the name and address of the holder of each such Global Special Warrant Certificate (being the Depository, or its nominee, for such Global Special Warrant Certificate) as holder thereof and particulars of the Global Special Warrant Certificate held by it, and of all transfers thereof. If any Special Warrants are at any time not represented by a Global Special Warrant Certificate, the provisions of Section 3.1 shall govern with respect to registrations and transfers of such Special Warrants.

(b)
Transfer: Notwithstanding any other provision of this Indenture, a Global Special Warrant Certificate may not be transferred by the registered holder thereof and accordingly, no definitive certificates shall be issued to Beneficial Holders except in the following circumstances or as otherwise specified in a resolution of the directors of the Company or supplemental indenture relating to the Special Warrants:

(i)
Global Special Warrant Certificates may be transferred by a Depository to a nominee of such Depository or by a nominee of a Depository to such Depository or to another nominee of such Depository or by a Depository or its nominee to a successor Depository or its nominee;

(ii)
Global Special Warrant Certificates may be transferred at any time after the Depository for such Global Special Warrant Certificates (a) has notified the Trustee, or the Company has notified the Trustee, that it is unwilling or unable to continue as Depository for such Global Warrant Certificates, or (b) ceases to be eligible to be a Depository, provided that at the time of such transfer the Company has not appointed a successor Depository for such Global Special Warrant Certificates;

(iii)
Global Special Warrant Certificates may be transferred at any time after the Company has determined, in its sole discretion, to terminate the Book-Entry Only System in respect of such Global Special Warrant Certificates and has communicated such determination to the Trustee in writing;

(iv)	Global Special Warrant Certificates may be transferred if required by applicable law; or
(v)	Global Special Warrant Certificates may be transferred if the Book-Entry Only System ceases to exist.
(c)
Certain Matters in respect of the Book-Entry Only System: With respect to the Global Special Warrant Certificates, unless and until definitive certificates have been issued to Beneficial Holders pursuant to subsection 3.2(b):

(i)	the Company and the Trustee may deal with the Depository for all purposes as the sole holder of such Special Warrants and the authorized representative of the Beneficial Holders;
(ii)
the rights of the Beneficial Holders shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Holders and the Depository or the Participants;

(iii)	the Depository will make book entry transfers among the Participants;

(iv)
whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Special Warrantholders evidencing a specified percentage of the outstanding Special Warrants, the Depository shall be deemed to be counted in that percentage only to the extent that it has received instructions to such effect from the Beneficial Holders or the Participant, and has delivered such instructions to the Trustee; and

(v)
upon surrender by the Depository of the certificate(s) representing the Global Special Warrant Certificates and receipt of new registration instructions from the Depository, the Trustee shall deliver Fully Registered Warrant Certificates for such Special Warrants to the holders thereof in accordance with the new registration instructions and thereafter, the registration and transfer of such Special Warrants will be governed by Section 3.1 and the remaining Sections of this Article 3.

3.3 Certain Transfers by Persons in the United States
(a)	If the Special Warrant Certificate surrendered pursuant to Section 3.1(b) or Section 3.2(b) hereof bears the legend set forth in Section 2.3(d) hereof and:
(i)
the holder thereof is selling Special Warrants represented thereby outside the United States in compliance with the requirements of Rule 904 of Regulation S and in compliance with applicable Canadian laws and regulations, and provided that the Company is a “foreign issuer” within the meaning of Regulation S at the time of sale, the Trustee will not register such transfer unless the holder thereof delivers to the Trustee a declaration in the form set forth as Schedule B hereof, together with such additional information as the Trustee may reasonably request, in which case the Special Warrant Certificate representing the Special Warrants transferred to the transferee will only bear the legend set forth in Section 2.3(c) hereof; or

(ii)
the holder thereof is selling Special Warrants represented thereby in compliance with the requirements of Rule 144 under the U.S. Securities Act, the legend set forth in Section 2.3(d) hereof may be removed by delivery to the Trustee and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

3.4 Other Registration and Transfer Matters
(a)
Register of Transfers: The transferee of any Special Warrant will, after surrender to the Trustee of the Special Warrant Certificate representing such Special Warrant as required by Section 3.1(b) hereof and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in Section 3.1(a) hereof, or on any branch register of holders maintained pursuant to Section 3.4(e) hereof, as the owner of such Special Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Special Warrant, except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction.

(b)
Refusal of Registration: The Company will be entitled, and may direct the Trustee, to refuse to recognize any transfer, or enter the name of any transferee, of any Special Warrant on the registers referred to in Section 3.1(a) hereof or on any branch register maintained pursuant to Section 3.4(e) hereof if such transfer would constitute a violation of the securities laws of any jurisdiction or the instruments, rules, regulations or policies of any regulatory authority (including the TSX or any other stock exchange or securities market upon which the Common Shares are listed and posted for trading or which an application has been made to list the Common Shares) having jurisdiction.

(c)
No Notice of Trusts: Subject to applicable law, neither the Company nor the Trustee will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Special Warrant, and may transfer any Special Warrant on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(d)
Inspection: The registers referred to in Section 3.1(a) hereof, and any branch register maintained pursuant to Section 3.4(e) hereof, will be open for inspection by the Company, the Agent and any Special Warrantholder during the normal business hours of the Trustee. The Trustee will from time to time when requested to do so in writing by the Company or any Special Warrantholder (upon payment of the reasonable charges of the Trustee) furnish the Company or such Special Warrantholder with a list of the names and addresses of holders of Special Warrants entered on such registers and showing the number of Special Warrants held by each such holder.

(e)
Location of Registers: The Company may at any time and from time to time change the place at which the registers referred to in Section 3.1(a) hereof are kept, cause branch registers of holders or transfers to be kept, in each case subject to the approval of the Trustee, at other places and close such branch registers or change the place at which such branch registers are kept. Notice of all such changes or closures will be given by the Company to the Trustee, the Agent and to the holders of Special Warrants in accordance with Section 11.2 hereof.

3.5 Exchange of Special Warrant Certificates
(a)
Exchange: One or more Special Warrant Certificates (other than Global Special Warrant Certificates) may at any time prior to the Time of Expiry, on compliance with the reasonable requirements of the Trustee, be exchanged for one or more Special Warrant Certificates of different denominations representing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.

(b)
Place of Exchange: Special Warrant Certificates may be exchanged only at the principal offices of the Trustee in Vancouver, British Columbia or Toronto, Ontario or at any other place designated by the Company with the approval of the Trustee.

(c)	Cancellation: Any Special Warrant Certificate tendered for exchange pursuant to this Section 3.5 will be surrendered to the Trustee and cancelled.
(d)
Execution: The Company will sign all Special Warrant Certificates in accordance with Section 2.4 hereof necessary to carry out exchanges pursuant to this Section 3.5 and such Special Warrant Certificates will be certified by the Trustee.

(e)	Special Warrant Certificates: Special Warrant Certificates exchanged for Special Warrant Certificates that bear any of the legends set forth in Section 2.3 hereof will bear the same legends.
3.6 No Charges for Transfer or Exchange
No charge will be levied on a presenter of a Special Warrant Certificate pursuant to this Indenture for the transfer of any Special Warrant or the exchange of any Special Warrant Certificate. All costs of such transfer or exchange will be borne by the Company.
3.7 Ownership of Special Warrants
(a)
Owner: Except with respect to Global Special Warrant Certificates, the Company and the Trustee may deem and treat the person in whose name any Special Warrant is registered as the absolute owner of such Special Warrant for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Company and the Trustee will not be affected by any notice or knowledge to the contrary, except as may otherwise be set forth herein or as required by statute or by order of a court of competent jurisdiction.

(b)
Rights of Registered Holder: The registered holder of any Special Warrant will be entitled to the rights represented thereby free from all equities and rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly, and the issue and delivery to any such registered holder of the Underlying Securities issuable pursuant thereto will be a good discharge to the Company and the Trustee therefor, and neither the Company nor the Trustee will be bound to inquire into the title of any such registered holder.

ARTICLE 4
CONVERSION OF SPECIAL WARRANTS
4.1 Conversion by Holder
(a)
Conversion: Subject to the limitation set forth in Section 4.1(b) hereof and Section 4.7 hereof, the holder of any Special Warrant may at any time prior to the Time of Expiry exercise the right thereby conferred to be issued Underlying Securities by surrendering to the Trustee at the principal office of the Trustee in Vancouver, British Columbia or Toronto, Ontario, or to any other person or at any other place designated by the Company with the approval of the Trustee, during normal business hours on a Business Day at such place, the Special Warrant Certificate representing such Special Warrant, with a completed and executed notice of conversion substantially in the form attached to such Special Warrant Certificate.

(b)
Surrender: Any Special Warrant Certificate with a completed and executed notice of conversion referred to in Section 4.1(a) hereof will be deemed to have been surrendered to the Trustee only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee or one of the other persons at the office or one of the other places specified in Section 4.1(a) hereof.

(c)
Notice of Conversion: Any notice of conversion referred to in Section 4.1(a) hereof must be signed by the Special Warrantholder, or the executors, administrators or other legal representatives thereof or the attorney thereof duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, acting reasonably, and, if any Underlying Securities thereby issuable are to be issued to a person or persons other than the Special Warrantholder, must specify the name or names and the address or addresses of each such person or persons and the number of Underlying Securities to be issued to each such person if more than one is so specified (and, in this case, the signature appearing on the notice of conversion must be Signature Guaranteed by a Schedule I Canadian chartered bank or a member of a Medallion Guarantee program, with the stamp affixed thereon bearing the actual words “Signature Guarantee” or “Signature Medallion Guaranteed” and otherwise be in accordance with industry standards).

(d)
Conversion of Less than All: The holder of any Special Warrants may exercise his right to acquire a number of Underlying Securities less than the aggregate number which the holder is entitled to acquire pursuant to the surrendered Special Warrant Certificate(s). In the event of any conversion of a number of Special Warrants less than the number which the holder is entitled to convert, the holder of the Special Warrants upon such conversion will, in addition, be entitled to receive, without charge therefor, a new Special Warrant Certificate(s) in respect of the balance of the Special Warrants represented by the surrendered Special Warrant Certificate(s) and which were not then converted, and with respect to a Global Special Warrant Certificate, the Depository shall make notations on the Global Special Warrant Certificate of the Special Warrants so converted.

4.2 Conversion by Trustee
(a)
Conversion by Trustee: If any Special Warrant has not been converted pursuant to Section 4.1 hereof prior to the Qualification Date, such Special Warrant will be converted by the Trustee for and on behalf of the holder thereof and, without any action on the part of the holder thereof (including the surrender of any Special Warrant Certificate), and the Special Warrants will be deemed to have been converted into Underlying Securities on the first Business Day following the Qualification Date.

(b)
Rights on Conversion by Trustee: The holder of any Special Warrant converted pursuant to Section 4.2(a) hereof will have no further rights as a Special Warrantholder except to receive the certificates representing the Underlying Securities issued upon the conversion thereof to such holder in accordance with Sections 4.3 and 4.4 hereof.

(c)
Direction of Trustee: By taking delivery of a Special Warrant Certificate, the holder of the Special Warrants represented thereby is deemed to have irrevocably authorized and directed the Trustee to convert such Special Warrants pursuant to, and in accordance with, Section 4.2(a) hereof.

4.3 Effect of Conversion
(a)
Effect of Conversion: Upon the conversion of any Special Warrants in accordance with Section 4.1 or Section 4.2 hereof, the Underlying Securities thereby issuable will be deemed to have been issued, and the person or persons to whom such Underlying Securities are to be issued will be deemed to have become the holder or holders of record thereof, on the Conversion Date, unless the transfer registers maintained by or on behalf of the Company for the Common Shares are closed on that date, in which case such Underlying Securities will be deemed to have been issued, and such person or persons will be deemed to have become the holder or holders of record thereof, on the date on which such transfer registers are reopened, but such Underlying Securities will be issued on the basis of the number of Underlying Securities to which such person or persons were entitled on the Conversion Date. The certificates representing the Underlying Securities which are issued to a holder of Special Warrants upon the conversion of Special Warrants by the Trustee pursuant to Section 4.2(a) hereof will be issued in the name of such holder.

(b)	Certificates and Customer Confirmations: Within three Business Days after the Conversion Date:
(i)
the Trustee will mail to the person or persons in whose name or names the Underlying Securities thereby issued have been issued, at the respective addresses thereof, or, if so specified, deliver to such person or persons at the place where a Special Warrant Certificate representing Special Warrants was surrendered, certificates representing the Underlying Securities so issued; and

(ii)
in the case of the conversion of Special Warrants under a Global Special Warrant Certificate, the Company shall cause the Depository to be entered and issued, as the case may be, to the person or person in whose name or names such Underlying Securities have been issued, a Book-Entry Only System customer confirmation.

(c)
Issue to Other than Holder: If any Underlying Securities issuable pursuant to any Special Warrants are to be issued to a person or persons other than the Special Warrantholder, the Special Warrantholder must pay to the Company an amount equal to all exigible transfer taxes or other government charges, and neither the Company nor the Trustee will be required to issue or deliver any certificates representing any such Underlying Securities unless or until such amount has been so paid or the Special Warrantholder has established to the satisfaction of the Company in its discretion, acting reasonably, that such taxes and charges have been paid or that no such taxes or charges are owing.

4.4 No Fractional Common Shares or Warrants
(a)
The Company will not, whether pursuant to an adjustment in accordance with Section 4.7 hereof or under any other circumstance, be obligated after the aggregation of the number of Common Shares and Warrants to be issued to each holder of Special Warrants to issue any fraction of a Common Share or Warrant on the conversion of Special Warrants. If a holder of a Special Warrant would otherwise be entitled to a fractional Common Share or Warrant pursuant to the conversion of the Special Warrants, the number of Common Shares and Warrants to be issued will be rounded down to the next whole number, if the holder is entitled to receive less than 0.5 of a Common Share or Warrant and rounded up to the next whole number, if the holder is entitled to receive 0.5 or more of a Common Share or Warrant, and the holder of such Special Warrants will not be entitled to any cash compensation in respect of such fraction.

(b)
For the purpose of Section 4.4(a), in the case of a holder of Special Warrants exercising Special Warrants represented by more than one Special Warrant Certificate, the fractional interest of such holder will be the fractional interest of a Common Share or Warrant such Special Warrantholder would otherwise be entitled to receive if the Special Warrants being exercised were represented by one Special Warrant Certificate.

4.5 Recording
The Trustee will record the particulars of each Special Warrant converted, which particulars will include the name and address of each person to whom Underlying Securities are thereby issued, the number of Underlying Securities so issued and the Conversion Date in respect thereof. Within three Business Days after each Conversion Date, the Trustee will provide such particulars in writing to the Company.
4.6 Securities Restrictions
(a)
General: No Common Shares or Warrants will be issued pursuant to the conversion of any Special Warrant if the issue of such Common Shares or Warrants would constitute a violation of the securities laws of any jurisdiction and, without limiting the generality of the foregoing, the certificates representing the Underlying Securities thereby issued will bear such legend or legends as may, in the opinion of counsel to the Company, be necessary or advisable in order to avoid a violation of any securities laws of any jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are then listed, provided that if, at any time, in the opinion of counsel to the Company, such legend or legends are no longer necessary or advisable in order to avoid a violation of any such laws or requirements, or the holder of any such legended certificate, at such holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Common Shares or Warrants in a transaction in which such legend or legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend or legends.

(b)
Canadian Legends: Certificates representing Underlying Securities issued upon the conversion of Special Warrants on or prior to the date that is four months and a day following the date of issuance of the Special Warrants, and without the British Columbia Securities Commission, as the principal regulator under National Policy 11-202 and the Passport System, having issued a receipt for the Final Prospectus, will bear the legend provided in subsection 4.6(d) and the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS PLUS ONE DAY FOLLOWING THE DATE OF ISSUANCE OF THE SPECIAL WARRANTS].”
And the Common Shares forming part of the Underlying Securities shall also bear the following legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE”

(c)
U.S. Legends: If the Special Warrant Certificate representing the Special Warrants converted in accordance with this Article 4 bears the legend set forth in Section 2.3(d) hereof, then any certificate representing Underlying Securities issued upon the conversion thereof, will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH CANADIAN LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES, PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) INSIDE OR OUTSIDE THE UNITED STATES, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LEGISLATION AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM OR OTHERWISE NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE SECURITIES LAWS.”;
provided that, if such Common Shares or Warrants are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and in compliance with Canadian local laws and regulations, and provided that the Company is a “foreign issuer” within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the registrar and transfer agent for the Common Shares and Warrants in the form set forth in Schedule B hereof, together with such additional information as the registrar and transfer agent may request (and the Company hereby covenants and agrees to use reasonable commercial efforts to cause the registrar and transfer agent for the Underlying Securities to deliver certificates representing Underlying Securities bearing no such legend within three Business Days of the date of delivery of such a declaration), and provided, further, that, if any such Common Shares or Warrants are being sold in the United States pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(d)
Book-Entry Only System Legend: Certificates representing Underlying Securities issued upon the conversion of Special Warrants where such Special Warrants were previously held pursuant to a Global Special Warrant Certificate, as well as all certificates issued in exchange for or in substitution of such certificates representing Underlying Securities, will, if directed by the Company, bear the following legend:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITARY SERVICES INC. (“CDS”) TO IVANHOE ENERGY INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.”
4.7 Adjustments
(a)
Adjustment: The rights of the holder of any Special Warrant, including the number of Underlying Securities issuable upon the conversion or deemed conversion of such Special Warrant, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of, this section.

(b)	Triggering Events: The Share Rate in effect at any date will be subject to adjustment from time to time as follows:
(i)
Share Reorganization: If, and whenever at any time during the Adjustment Period, the Company will (A) subdivide, redivide or change the outstanding Common Shares into a greater number of shares, (B) reduce, consolidate or combine the outstanding Common Shares into a lesser number of shares, or (C) issue Common Shares (or securities convertible or exchangeable into Common Shares) to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution, then, in each such event, the Share Rate will, on the record date for such event or, if no record date is fixed, the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Share Rate in effect immediately prior to such date by a fraction, of which the denominator will be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator will be the total number of Common Shares outstanding on such date after giving effect to such event (including Common Shares into which such convertible or exchangeable securities by way of stock dividend may be issued). Such adjustment will be made successively whenever any such event will occur. Any such issue of Common Shares by way of a stock dividend or other distribution will be deemed to have been made on the record date for such stock dividend or other distribution for the purpose of calculating the number of outstanding Common Shares under Sections 4.7(b)(i) and (ii) hereof.

(ii)
Rights Offering: If, and whenever at any time during the Adjustment Period, the Company will fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof, within a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on the earlier of such record date and the date on which the Company announces its intention to make such issue, then, in each such case, the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator will be the total number of Common Shares outstanding on such record date plus the number arrived at when (A) either the product of (1) the number of Common Shares offered for subscription and (2) the price at which those Common Shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Common Shares for or into which the convertible or exchangeable securities so offered pursuant to the rights offering may be converted or exchanged, as the case may be, is divided by (B) the Current Market Price on the record date, and of which the numerator will be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Company or any Subsidiary of the Company will be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in Section 4.7(b)(iii) hereof are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.
(iii)
Distribution: If, and whenever at any time during the Adjustment Period, the Company will fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of (A) shares of any class other than Common Shares whether of the Company or any other corporation, (B) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares or property or other assets of the Company (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the record date for such issue or distribution to acquire Common Shares or securities exchangeable for or convertible into Common Shares at a price per share, or at an exchange or conversion price per share in the case of securities exchangeable for or convertible into Common Shares, of at least 95% of the Current Market Price of the Common Shares on such record date), (C) evidences of indebtedness, or (D) cash, securities or other property or assets (other than cash dividends paid in the ordinary course), then, in each such case, the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator will be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Company announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the numerator will be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Company or any Subsidiary of the Company will be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in Section 4.7(b)(ii) hereof are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon such rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.
(c)
Reclassifications: If and whenever at any time during the Adjustment Period, there is (A) any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Company (other than as described in Section 4.7(b) hereof), (B) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other corporation, trust, partnership or other entity resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Company, or (C) any sale, conveyance, lease, exchange or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, each holder of any Special Warrant which is thereafter exchanged will be entitled to receive, and will accept, in lieu of the number of Underlying Securities to which such holder was theretofore entitled upon such exchange, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date of such event in (A), (B) or (C), such holder had been the registered holder of the number of Underlying Securities to which such holder was theretofore entitled upon such conversion or exchange. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Section 4.7(c) with respect to the rights and interests thereafter of the holders of Special Warrants to the end that the provisions set forth in this Section 4.7(c) will thereafter correspondingly be made applicable, as nearly as may reasonably be, in the relation to any shares or other securities or property thereafter deliverable upon the exercise of any Special Warrant. Any such adjustments will be set forth in an indenture supplemental hereto with the successor to the Company or such corporation or other entity, as applicable, contemporaneously with such reclassification, consolidation, amalgamation, arrangement, merger, other form of business combination or other event and which supplemental indenture will be approved by the directors, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment and such supplemental indenture will provide for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.7 and which will apply to successive reclassifications, reorganizations, amalgamations, mergers, other forms of business combination or other events.

(d)
Deferral of Adjustment: In any case in which this Section 4.7 will require that an adjustment will become effective immediately after a record date for or an effective date of an event referred to herein, the Company may defer, until the occurrence and consummation of such event, issuing to the holder of any Special Warrant exchanged after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other securities or property issuable upon such exchange by reason of the adjustment required by such event, provided, however, that the Company will deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Conversion Date or such later date as such holder would, but for the provisions of this subsection, have become the holder of record of such additional Common Shares or of such other securities or property pursuant to Section 4.3(a) hereof.

(e)
Adjustments Cumulative: The adjustments provided for in this Section 4.7 (in both the number of Common Shares and of securities to be received on an exercise of the Special Warrants) are cumulative, will, in the case of any adjustment to the Share Rate, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section 4.7, provided that, notwithstanding any other provision of this section, no adjustment of the Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Share Rate then in effect (provided, however, that any adjustment which by reason of this Section 4.7(e) is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if, in respect of any event described in this Section 4.7 (other than the events referred to in clauses (A) and (B) of Section 4.7(b)(i) hereof and in Section 4.7(c) hereof), the holders of Special Warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, with the necessary changes, as if the Special Warrants had been exercised prior to or on the effective date of or record date for such event, (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Company or of Subsidiaries of the Company, or (iv) in respect of any Underlying Securities issuable or issued pursuant to the conversion of Special Warrants. After any adjustment pursuant to this Section 4.7, the term “Common Shares” where used in this Indenture will be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section, the Special Warrantholder is entitled to receive upon the exercise of its Special Warrant, and the number of Underlying Securities indicated by any exercise made pursuant to a Special Warrant will be interpreted to mean the number of Common Shares or other property or securities a Special Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 4.7, upon the full exercise of a Special Warrant;

(f)
Resolution of Questions: If any question arises with respect to the adjustments provided in this Section 4.7, such question will be conclusively determined by the Company’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Company and is acceptable to the Trustee. Such accountants will have access to all necessary records of the Company and such determination will be binding upon the Company, the Trustee and the Special Warrantholders.

(g)
Other Actions: If, and whenever at any time during the Adjustment Period, the Company will take any action affecting or relating to the Common Shares, other than any action described in this Section 4.7, which in the opinion of the directors would prejudicially affect the rights of holders of Special Warrants, the Share Rate will, subject to receipt of any applicable regulatory approvals, be adjusted by the directors in such manner, if any, and at such time, as the directors may reasonably determine to be equitable in the circumstances to such holders.

(h)
Additional Actions: As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrants, the Company will take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company, or any successor to the Company or successor to the undertaking or assets of the Company, will have unissued and reserved in its authorized capital and will be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holders of Special Warrants would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(i)
Notice to Trustee: The Company covenants with the Trustee that at least ten Business Days before the earlier of the effective date of or record date for any event referred to in this Section 4.7 that requires or might require an adjustment in any of the rights under the Special Warrants, the Company will:

(i)	file with the Trustee a Certificate of the Company specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and
(ii)	give notice to the Special Warrantholders of the particulars of such event and, to the extent determinable, any adjustment required, in accordance with Section 11.2(a) hereof.
Such notice will set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Company will:
(iii)	file with the Trustee a Certificate of the Company showing the computation of such adjustment; and
(iv)	give notice to the Special Warrantholders of such adjustment in accordance with Section 11.2(a) hereof.

Where a notice pursuant to this Section 4.7(i) has been given, the Trustee will be entitled to act and rely on any adjustment calculation of the Company or of the Company’s auditors.
(j)	Duty of Trustee: Subject to Section 10.2(a) hereof, the Trustee will not:
(i)
at any time be under any duty or responsibility to any Special Warrantholder to determine whether any facts exist which may require any adjustment in the Share Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment;

(ii)
be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, Warrants or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of any Special Warrant; or

(iii)
be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Underlying Securities, share certificates or warrant certificates upon the surrender of any Special Warrants for the purpose of exercise, or to comply with any of the covenants contained in this Section 4.7.

ARTICLE 5
COVENANTS
5.1 General Covenants
The Company represents, warrants and covenants with the Trustee that so long as any Special Warrants remain outstanding:
(a)
Authorization and Issue of Special Warrants: The Company is duly authorized to create and issue the Special Warrants and, when issued and countersigned as herein provided, they will be valid and enforceable against the Company in accordance with the terms herein.

(b)
Maintenance: The Company will use its commercially reasonable efforts to at all times maintain its corporate existence and keep or cause to be kept proper books of account in accordance with generally accepted accounting principles in the United States or Canada or in accordance with international financial reporting standards.

(c)
Reservation of Common Shares: The Company will reserve and conditionally allot and keep available sufficient unissued Common Shares to enable it to satisfy its obligations on the conversion of the Special Warrants including the issuance of Common Shares underlying the Warrants.

(d)
Issue of Underlying Securities: The Company will cause the Underlying Securities from time to time issued pursuant to the conversion of the Special Warrants, and the certificates representing such Underlying Securities, to be issued and delivered in accordance with the provisions of this Indenture and the terms hereof and all Common Shares and Warrants that are issued on the conversion of the Special Warrants will be fully paid and non-assessable shares and warrants respectively.

(e)
Open Registers: The Company will cause the Trustee to keep open the registers of holders and registers of transfers referred to in Section 3.1 hereof as required by such Section and will not take any action or omit to take any action which would have the effect of preventing the Special Warrantholders from converting any of the Special Warrants or receiving any of the Underlying Securities issuable upon such conversion.

(f)
Filings: The Company will make all requisite filings, including filings with appropriate securities commissions and stock exchanges, in connection with the conversion of the Special Warrants and the issue of the Underlying Securities in connection therewith.

(g)
Notice of Receipt: Upon the issuance of a receipt therefor, the Company will send or cause to be sent to each Special Warrantholder a commercial copy of the Final Prospectus and written notice specifying the date that the Special Warrants expire and such notice will be sent within one Business Day after the British Columbia Securities Commission, as the principal regulator under National Policy 11-202 and the Passport System, issues the Final Receipt.

(h)
General Performance: The Company, using reasonable commercial efforts, will well and truly perform and carry out all acts and things to be done by it as provided in this Indenture or in order to consummate the transactions contemplated hereby and it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as the Trustee may reasonably require for the better accomplishing and effecting of the intentions and provisions of this Indenture, including without limitation, to execute and deliver the Warrant Indenture as of the date hereof.

(i)
Reporting Issuer Status: The Company will use its commercially reasonable efforts to maintain its status as a reporting issuer in each of the Qualifying Jurisdictions and not be in default in any material respect of the applicable requirements of the applicable securities laws of each of the Qualifying Jurisdictions.

(j)
Listing or Quotation of Common Shares: The Company will use commercially reasonable efforts to maintain the listing of its Common Shares on TSX and the quotation of its Common Shares on the NASDAQ Stock Market for a period of 18 months from the date hereof.

(k)
Final Prospectus: The Company will use commercially reasonable efforts to file and cause the Ontario Securities Commission, and the British Columbia Securities Commission, as the principal regulator under National Policy 11-202 and the Passport System, to issue the Final Receipt as soon as reasonably practicable.

(l)
Disclosure Documentation: The Company will provide to Special Warrantholders copies of all documentation required to be provided by applicable law to registered holders of Common Shares, as if such Special Warrantholders were registered shareholders of the Company.

(m)
Notice of Distribution: It will give written notice to the Trustee and each Special Warrantholder specifying the particulars of each payment or distribution made in accordance with Section 4.7, within three Business Days of such payment or distribution.

Any notices or deliveries required to be provided to holders of Special Warrants hereunder will be sent by prepaid mail or delivery to each holder of Special Warrants at the address of such holder appearing on the register of Special Warrants maintained hereunder.
5.2 Remuneration and Expenses of Trustee
The Company will pay to the Trustee from time to time reasonable remuneration for the services of the Trustee hereunder and will, on the request of the Trustee, pay to or reimburse the Trustee for all reasonable expenses, disbursements and advances made or incurred by the Trustee in the administration or execution of the duties and obligations hereof (including reasonable compensation and disbursements of its counsel and other advisers and assistants not regularly in the employment thereof), both before any default hereunder and thereafter until all duties of the Trustee hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from gross negligence, fraud, wilful misconduct or bad faith of the Trustee.
5.3 Securities Qualification Requirements
(a)
Compliance with Laws: If, in the opinion of counsel, any instrument (not including a prospectus, except as contemplated by Section 5.1(j) hereof) is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities regulatory authority or any stock exchange or any other actions are required under any applicable law of the Qualifying Jurisdictions or any stock exchange rules before any securities or property, including Underlying Securities which a Special Warrantholder is entitled to receive pursuant to the conversion or deemed conversion of a Special Warrant may properly and legally be issued and delivered upon the conversion or deemed conversion of a Special Warrant, the Company covenants that it will use reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions at its expense, as is required or appropriate in the circumstances.

(b)
Notice of Issue: The Company will give written notice of, and will make all necessary filings in respect of, the issue of the Underlying Securities pursuant to the conversion or deemed conversion of Special Warrants, in such detail as may be required, to any stock exchange upon which the Common Shares may be listed or to the securities regulatory authority in any of the Qualifying Jurisdictions if there is therein any applicable law, ruling or order requiring the giving of any such notice or the making of any such filings in order that the subsequent disposition of the Underlying Securities so issued will not be subject to the prospectus requirements of such applicable law, ruling or order (subject to any hold periods applicable to Underlying Securities issued pursuant to the conversion of Special Warrants prior to the Qualification Date).

(c)
No U.S. Registration: The Company has no obligation to register or qualify the Special Warrants or the Underlying Securities under the U.S. Securities Act or the securities laws of any state of the United States.

5.4 Performance of Covenants by Trustee
If the Company fails to perform any of the obligations thereof under this Indenture, the Trustee may notify the Special Warrantholders of such failure or may itself perform any of such obligations capable of being performed by the Trustee, but will not be bound to do so or to notify the Special Warrantholders that it is so doing. All amounts expended or advanced by the Trustee in so doing will be repayable as provided in Section 5.2 hereof. No such performance, expenditure or advance by the Trustee will relieve the Company of any default or of its continuing obligations hereunder.
ARTICLE 6
ESCROWED FUNDS
6.1 Initial Escrowed Funds and Distribution Amounts
The Company will deposit or cause to be deposited the Initial Escrowed Funds with the Trustee forthwith upon receipt thereof and the Trustee will accept and hold the Escrowed Funds in escrow for and on behalf of the persons who have an interest therein pursuant hereto, will disburse and deal with the Escrowed Funds in the manner contemplated by this Article 6 and at all times will keep the Escrowed Funds in a segregated account, all on the terms and subject to the conditions hereof. The Company acknowledges and agrees that it is a condition of the payment by the holders of Special Warrants of the Issue Price therefor that the Escrowed Funds are held in escrow by the Trustee in accordance with the provisions of this Article 6. The Trustee will retain the Escrowed Funds for the benefit of the holders of Special Warrants and, upon the delivery of the Release and Payment Certificate to the Trustee and satisfaction of the Release Condition, retroactively for the benefit of the Company, in accordance with the provisions of this Article 6.

6.2 Qualified Investments
(a)
Investment Directions: The Trustee will invest the Escrowed Funds in Qualified Investments in its name in accordance with such directions as it may receive from the Company from time to time. Any such direction will be in writing and will specify the Qualified Investments to be made including, if applicable, the name of the issuer. Any such direction will be provided to the Trustee no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. (Toronto time) or received on a non-Business Day, will be deemed to have been given prior to 9:00 a.m. (Toronto time) the next Business Day. Any direction from the Company for the release of the Escrowed Funds must be received prior to 11:00 a.m. (Toronto time) on the day on which the release of Escrowed Funds is to be made. Any such direction for the release of Escrowed Funds received after 11:00 a.m. (Toronto time) or on a non-Business Day, will be handled on a commercially reasonable efforts basis and may result in Escrowed Funds being released on the next Business Day.

(b)
Absence of Directions: In the event that the Trustee does not receive a direction or only a partial direction to invest the Escrowed Funds in Qualified Investments, the Trustee may hold cash balances constituting part or all of the Escrowed Funds and may, but need not, invest same in its deposit department, the deposit department of one of its Affiliates, or the deposit department of a Canadian chartered bank; but the Trustee, its Affiliates or a Canadian chartered bank will not be liable to account for any profit to any parties to this Indenture or to any other person or entity other than at a rate, if any, established from time to time by the Trustee, its Affiliates or a Canadian chartered bank. For the purpose of this Section, “Affiliate” means affiliated companies within the meaning of the Business Corporations Act (British Columbia) (“BCBCA”); and includes Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Services Company and Mellon Bank, N.A. and each of their affiliates within the meaning of the BCBCA.

(c)
Accounts: The Trustee will maintain accurate books, records and accounts of the transactions effected or controlled by the Trustee hereunder and the receipt, investment, re-investment and disbursement of the property hereunder and will provide to the Company records and statements thereof periodically upon written request.

6.3 Release of Escrowed Funds Upon Conversion of Special Warrants Prior to Receipt of Release and Payment Certificate
If, at any time prior to the receipt by the Trustee of the Release and Payment Certificate, a holder of Special Warrants elects to convert such Special Warrants into Underlying Securities pursuant to Section 4.1 hereof, the Trustee will:
(a)	notify the Company and the Agent in writing of the conversion of such Special Warrants;
(b)
subject to receiving a Certificate of the Company as to the amount of the commission payable to the Agent in respect of the Special Warrants so converted, notify the Company and the Agent in writing of the total amount of Escrowed Funds that will remain in escrow after deducting an amount of the Escrowed Funds equal to, but not exceeding, the aggregate Issue Price of the Special Warrants so converted, plus a pro rata portion of any Earnings;

(c)
provided that the total amount of Escrowed Funds that will remain in escrow after such deduction will be not less than an amount equal to (i) the product obtained by multiplying the number of unconverted Special Warrants by the Issue Price, plus (ii) a pro rata portion of any Earnings, immediately liquidate any Qualified Investment of the Escrowed Funds to the extent necessary to release to the Company and the Agent an amount of the Escrowed Funds equal to, but not exceeding, the aggregate Issue Price of the Special Warrants so converted, plus a pro rata portion of any Earnings; and

(d)
release and deliver (i) to the Written Direction of the Company an amount of the Escrowed Funds equal to, but not exceeding, the aggregate Issue Price of the Special Warrants so converted, plus a pro rata portion of any Earnings, less an amount equal to the commission payable to the Agent in respect of the converted Special Warrants, and (ii) to, or to the written direction of the Agent, an amount of the Escrowed Funds equal to the commission payable to the Agent in respect of the converted Special Warrants.

6.4 Release of Escrowed Funds Upon Receipt of Release and Payment Certificate
(a)
Delivery of Certificate: Upon satisfaction of the Release Condition on or before the Release Deadline, the Company will forthwith cause the Release and Payment Certificate in the form attached as Schedule C hereto, executed by the Company and acknowledged by the Agent to be delivered to the Trustee by facsimile or courier to the address of the Trustee set out in Section 11.1. The Trustee will be entitled to act and rely upon, and will be protected in acting and relying upon the Release and Payment Certificate received from the Company.

(b)
Liquidation of Qualified Investments: Upon receipt of the Release and Payment Certificate, the Trustee will immediately liquidate any Qualified Investment of the Escrowed Funds, as soon as reasonably practicable given standard business investment standards.

(c)
Release of Escrowed Funds: The Escrowed Funds will, as soon as reasonably practicable following receipt by the Trustee of the Release and Payment Certificate and the liquidation of any Qualified Investment of the Escrowed Funds, be released and delivered by the Trustee as directed in the Release and Payment Certificate.

6.5 Release of Escrowed Funds on Termination
If the Release Condition has not been satisfied at or prior to the Release Deadline, on the Release Deadline, the Trustee will forthwith (and, in any event, no later than the Termination Payment Time) return to each Special Warrantholder an amount equal to the Issue Price of each Special Warrant held by such Special Warrantholder plus its pro rata share of any Earnings. For greater certainty, a Special Warrantholder who has previously converted all or a portion of such holder’s Special Warrants pursuant to Section 4.1(a) shall not be entitled to receive any Earnings in respect of such Special Warrants so converted. In the event that the Escrowed Funds are not sufficient to fund the return to each Special Warrantholder of an amount equal to the Issue Price of each Special Warrant held by such Special Warrantholder plus its pro rata share of any Earnings on the Release Deadline, the Company will fund any such shortfall at the time of payment of the Escrowed Funds to the Special Warrantholders. Payment made in accordance with this Article 6 will be made in accordance with Section 6.8 hereof and the Trustee will mail such payment to such Special Warrantholders at their address last appearing on the register of the Special Warrants maintained by the Trustee. All Special Warrant Certificates representing Special Warrants in respect of which the aggregate Issue Price plus a pro rata share of any Earnings have been paid to the holder thereof will be deemed to have been cancelled as and from the Termination Payment Time and the Trustee will record the deemed cancellation of such Special Warrant Certificates on the register of the Special Warrants. Upon the Written Request of the Company, the Trustee will furnish the Company with a certificate identifying the Special Warrant Certificates deemed to have been cancelled. All Special Warrants represented by Special Warrant Certificates which have been deemed to have been cancelled pursuant to this Section 6.5 will be without further force and effect whatsoever.
6.6 Direction
In order to permit the Trustee to carry out its obligations under this Article 6, the Company hereby specifically authorizes and directs the Trustee to make any stipulated payment or to take any stipulated action in accordance with the provisions of this Indenture.
6.7 Early Termination of any Investment of the Escrowed Funds
In making any payment pursuant to this Indenture, the Trustee has the authority to liquidate any investments in order to make payments contemplated under this Article 6 and will not be liable for any loss sustained in the escrow account for early termination of any investment of the Escrowed Funds necessary to enable the Trustee to make such payment.
6.8 Method of Disbursement and Delivery
(a)
Method of Disbursement: All disbursements of money made in accordance with the provisions of this Article 6 will be made by cheque drawn upon a Canadian Schedule I chartered bank or by official cheque or wire transfer drawn upon the account of the Trustee made payable to or to the order of the persons entitled to disbursement and in the correct amount, and if not so directed, by wire transfer as may be directed in writing by the Special Warrantholders, the Company or the Agent (less all amounts required to be withheld by the Company by law, including without limitation, under the Income Tax Act (Canada), as directed by the Company).

(b)
Discharge of Trustee Upon Delivery: If the Trustee delivers any such wire transfer or cheque as required under subsection 6.8(a), the Trustee will have no further obligation or liability for the amount represented thereby, unless any such wire transfer or cheque is not paid on due presentation; provided that in the event of the non-receipt of such wire transfer or cheque by the payee, or the loss or destruction of such cheque, the Trustee, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and funding and indemnity reasonably satisfactory to it, will initiate a new wire transfer or issue to such payee a replacement cheque for the amount of such wire transfer or cheque.

6.9 Acknowledgements
(a)
Receipt of Initial Escrow Funds: The Trustee will acknowledge receipt from the Company of the Initial Escrowed Funds by providing a written receipt and the Trustee hereby confirms that such funds will, upon receipt, be deposited in a segregated account in the name of the Company designated as “CIBC Mellon Trust Company in trust for Ivanhoe Energy Inc. — Special Warrants” or as otherwise directed by the Company and, pending the satisfaction of the Release Condition, will be used in accordance with Section 6.2 and Section 10.4 hereof.

(b)	Company Direction to Trustee: The Company hereby:
(i)	acknowledges that the amount to be received by the Trustee pursuant to subsection 6.9(a) will represent the aggregate Issue Price received by the Company for the Special Warrants; and
(ii)	irrevocably directs the Trustee to retain such amounts in accordance with the terms of this Indenture pending payment of such amounts in accordance with the terms of this Indenture.
6.10 Miscellaneous
(a)
Scope of Trustee’s Obligations and Duties: The Trustee will disburse Escrowed Funds according to this Indenture only to the extent that Escrowed Funds have been deposited with it. The Trustee will be protected in acting and relying upon any written notice, request, waiver, consent, certificates, receipts, statutory declaration or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which it in good faith believes to be genuine and what it purports to be. The Trustee will have no duties except those which are expressly set forth herein, and it will not be bound by any notice of a claim or demand with respect to, or any waiver, modification, amendment, termination or rescission of this Indenture, unless received by it in writing, and signed by the parties hereto and if its duties herein are affected, unless it will have given its prior written consent thereto. The duties and obligations of the Trustee will be determined solely by the provisions hereof and, accordingly, the Trustee will not be responsible except for the performance of such duties and obligations as it has undertaken herein. The Trustee will retain the right not to act and will not be held liable for refusing to act unless it has received clear and reasonable instructions which comply with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment. The Trustee is acting hereunder as Escrow Agent at the request of the Company and the Special Warrantholders and will not be responsible as Escrow Agent except for its duties of receiving, holding and disbursing the Escrowed Funds pursuant to the terms and conditions of this Indenture. Any certificate of a party referred to herein, unless otherwise specified, will, in the case of the Company, refer to a certificate signed in the name of the Company by any officer or director of the Company, and, in the case of any other party, refer to a certificate of an authorized officer of such party. The Trustee will not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection therewith, except arising out of its own gross negligence or wilful misconduct. In the event of any disagreement arising regarding the terms of this Indenture, the Trustee will be entitled, at its option, to refuse to comply with any or all demands whatsoever until the dispute is settled, either by agreement amongst the various parties or by a court of competent jurisdiction. None of the provisions of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. The Trustee will not be responsible for any losses which may occur as a result of the investment of the Escrowed Funds where the Escrowed Funds have been invested in accordance with the terms of this Indenture.
(b)
Special Warrantholders’ Rights Against Escrowed Funds: In addition to the other rights granted to holders of Special Warrants in this Indenture, until the release of the Escrowed Funds pursuant to the terms of this Indenture, each holder of Special Warrants has a pro rata claim against the Escrowed Funds, which claim will subsist until such time as the Underlying Securities issuable upon the deemed conversion of the Special Warrants are issued or such amount is paid to such holder in full. In the event that, prior to the release of the Escrowed Funds in accordance with the terms of this Indenture, the Company: (i) makes a general assignment for the benefit of creditors or any proceeding is instituted by the Company seeking relief on behalf thereof as a debtor, or to adjudicate the Company a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of the Company or the debts of the Company under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, receiver and manager, trustee, custodian or similar official for the Company or any substantial part of the property and assets of the Company or the Company takes any corporate action to authorize any of the actions set forth above; or (ii) is declared bankrupt, or a receiver, receiver and manager, trustee, custodian or similar official is appointed for the Company or any substantial part of its property and assets of the Company or an encumbrancer legally takes possession of any substantial part of the property or assets of the Company or a distress or execution or any similar process is levied or enforced against such property and assets and remains unsatisfied for such period as would permit such property or such part thereof to be sold thereunder, the right of each holder of Special Warrants to be issued Common Shares or Warrants upon the deemed conversion of the Special Warrants of such holder will terminate and such holder will be entitled to assert a claim against the Escrowed Funds and Earnings in an amount equal to its pro rata share of the Escrowed Funds and Earnings less any withholding tax or charges required to be withheld in respect thereof.
(c)
Unclaimed Amounts: In the event that the Trustee holds any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason other than the negligence or wilful misconduct of the Trustee, the Trustee will be under no obligation to invest or reinvest the same but will only be obligated to hold the same on behalf of the person or persons entitled thereto in a current or other non-interest bearing account pending payment to the person or persons entitled thereto. The Trustee will, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the Public Trustee of British Columbia (or other appropriate official or agency), whose receipt will be good discharge and release of the Trustee for such amounts.

(d)
Reliance: The Trustee will be entitled to act and rely absolutely on the Release and Payment Certificate and will be entitled to release the Escrowed Funds upon the receipt of the Release and Payment Certificate as provided for in this Indenture.

6.11 Tax Reporting
The Trustee will prepare, file and, to the extent required, mail to the Company and Special Warrantholders any tax filings, forms or elections required in connection with amounts distributed by the Trustee to the Company or the Special Warrantholders in accordance with this Indenture as directed from time to time by the Company pursuant to a Written Direction of the Company.
ARTICLE 7
ENFORCEMENT
7.1 Suits by Special Warrantholder
All or any of the rights conferred on the holder of any Special Warrant by the terms of the Special Warrant Certificate representing such Special Warrant or of this Indenture may be enforced by such holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred on the Trustee to proceed in the name thereof or on behalf of the holders of Special Warrants to enforce each and every provision herein contained for the benefit of the Special Warrantholders.

7.2 Limitation of Liability
The obligations hereunder are not personally binding on, nor will resort hereunder be had to the private property of, any past, present or future director, shareholder, officer, employee or agent of the Company, but only the property of the Company or any successor entity will be bound in respect hereof.
ARTICLE 8
MEETINGS OF SPECIAL WARRANTHOLDERS
8.1 Right to Convene Meetings
(a)
Convening of Meeting: The Trustee may at any time and from time to time convene a meeting of Special Warrantholders, and will do so on receipt of a Written Request of the Company or a Special Warrantholders’ Request and on being funded and indemnified to its reasonable satisfaction by the Company or by one or more of the Special Warrantholders signing such Special Warrantholders’ Request against the costs which it may incur in connection with calling and holding such meeting.

(b)
Failure to Convene: If the Trustee fails, within ten days after receipt of such Written Request of the Company or Special Warrantholders’ Request, funding and indemnification, to give notice convening a meeting, the Company or any of such Special Warrantholders, as the case may be, may convene such meeting.

(c)	Place of Meeting: Every such meeting will be held in Vancouver, British Columbia, or such other place as is approved or determined by the Trustee and the Company.
8.2 Notice
(a)
Notice: At least 21 days’ notice of any meeting must be given to the Special Warrantholders in the manner provided for in Section 11.2, to the Trustee (unless the meeting has been called by it) and to the Company (unless the meeting has been called by it).

(b)
Contents: The notice of the meeting must state the time when and the place where the meeting is to be held and must state briefly the general nature of the business to be transacted thereat, and will contain such information as is reasonably necessary to enable the Special Warrantholders to make a reasoned decision on the matter, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this article.

8.3 Chairman
An individual (who need not be a Special Warrantholder) designated in writing by the Trustee, or by the Company in the case of a meeting called by the Company, will be chairman of the meeting or, if no individual is so designated or the individual so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Special Warrantholders present in person or by proxy may choose an individual present to be chairman.

8.4 Quorum
(a)
Quorum: Subject to the provisions of Section 8.12 hereof, at any meeting of Special Warrantholders a quorum will consist of two or more Special Warrantholders, present in person or represented by proxy at the commencement of the meeting, who hold in the aggregate not less than 25% of the total number of Special Warrants then outstanding.

(b)
No Quorum: If a quorum of Special Warrantholders is not present within 30 minutes after the time appointed for holding a meeting, the meeting, if convened by Special Warrantholders or on a Special Warrantholders’ Request, will be dissolved, but, subject to Section 8.12 hereof, in any other case will stand adjourned to the same day in the next week (unless such day is not a Business Day, in which case it will be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given.

(c)
Adjourned Meeting: At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Special Warrants that they hold.

8.5 Power to Adjourn
The chairman of a meeting at which a quorum of Special Warrantholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.
8.6 Show of Hands
Every question submitted to a meeting, other than an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.
8.7 Poll
(a)
Extraordinary Resolution: On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Special Warrantholders acting in person or by proxy and holding in the aggregate not less than 5% of the total number of Special Warrants then outstanding, a poll will be taken in such manner as the chairman directs.

(b)	Other: Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll.

8.8 Voting
On a show of hands each person present and entitled to vote, whether as a Special Warrantholder or as proxy for one or more absent Special Warrantholder, or both, will have one vote, and on a poll each Special Warrantholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Special Warrant held by such holder. A proxy need not be a Special Warrantholder.
8.9 Regulations
(a)	Ability to Make: The Trustee, or the Company with the approval of the Trustee, may from time to time make or vary such regulations as it thinks fit:
(i)	for the form of instrument appointing a proxy, the manner in which it must be executed and verification of the authority of a person who executes it on behalf of a Special Warrantholder;
(ii)	governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;
(iii)	generally for the calling of meetings of Special Warrantholders and the conduct of business thereof;
(iv)
for the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Trustee stating that the Special Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate will entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual holders of the Special Warrant Certificates specified therein; and

(v)
for the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and authorizing particulars of such instruments appointing proxies to be sent by mail, facsimile or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Trustee at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.
(b)
Recognition: Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Special Warrants, or as entitled to vote or, subject to Section 8.10 hereof, to be present at the meeting in respect thereof, will be the registered holders of such Special Warrants or their duly appointed proxies and their counsel.

8.10 The Company and Trustee may be Represented
The Company and the Trustee by their respective employees, officers or directors, and the counsel of the Company and the Trustee, may attend any meeting of Special Warrantholders, but will not be entitled to vote thereat, whether in respect of any Special Warrants held by them or otherwise.
8.11 Powers Exercisable by Extraordinary Resolution
In addition to all other powers conferred on them by the other provisions of this Indenture or by law, the Special Warrantholders at a meeting will, subject to Section 8.12 have the power, exercisable from time to time by Extraordinary Resolution:
(a)
to agree to or sanction any modification, abrogation, alteration or compromise of the rights of the Special Warrantholders or (subject to the prior consent of the Trustee therefor) the Trustee in its capacity as Special Warrant agent and trustee hereunder or on behalf of Special Warrantholders against the Company which shall be agreed to by the Company whether such rights arise under this Indenture or under the Special Warrant Certificates or otherwise;

(b)	to amend, alter or repeal any Extraordinary Resolution previously passed;
(c)
subject to arrangements as to financing and indemnity satisfactory to the Trustee, to direct or authorize the Trustee to enforce any obligation of the Company under this Indenture or to enforce any right of the Special Warrantholders in any manner specified in the Extraordinary Resolution;

(d)	to direct or authorize the Trustee to refrain from enforcing any obligation or right referred to in Section 8.11(c) hereof;
(e)
to waive and direct the Trustee to waive any default by the Company in complying with any provision of this Indenture, either unconditionally or on any condition specified in the Extraordinary Resolution;

(f)
to appoint a committee with power and authority to exercise, and to direct the Trustee to exercise, on behalf of the Special Warrantholders, such of the powers of the Special Warrantholders as are exercisable by Extraordinary Resolution;

(g)
to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any obligation of the Company under this Indenture or to enforce any rights of the Special Warrantholders;

(h)
to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

(i)
to assent to any change in or omission from the provisions contained in the Special Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Special Warrantholders to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(j)
to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company; and

(k)	from time to time and at any time to remove the Trustee and appoint a successor, agent or trustee.
8.12 Meaning of “Extraordinary Resolution”
(a)
Meaning: The expression “Extraordinary Resolution” when used in this Indenture means, subject to the provisions of this Section 8.12 and of Sections 8.15 and 8.16 hereof, a motion proposed at a meeting of Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Special Warrantholders holding in the aggregate at least 25% of the total number of Special Warrants then outstanding and passed by the affirmative votes of Special Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Special Warrants represented at the meeting and voted on the motion.

(b)
Quorum: If, at a meeting called for the purpose of considering an Extraordinary Resolution, the quorum required by Section 8.12(a) hereof is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Special Warrantholders or on a Special Warrantholders’ Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than ten Business Days or more than 30 Business Days later, and to such place and time, as is appointed by the chairman.

(c)	Notice: Not less than seven Business Days’ notice must be given to the Special Warrantholders of the time and place of such adjourned meeting.
(d)
Form of Notice: The notice must state that at the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(e)
Quorum at Adjourned Meeting: At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a motion proposed at such adjourned meeting and passed by the requisite vote as provided in Section 8.12(a) hereof will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Special Warrantholders holding in the aggregate 25% of the total number of Special Warrants outstanding may not be present in person or by proxy.

(f)	Poll: Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.
8.13 Powers Cumulative
Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Special Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Special Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.
8.14 Minutes
Minutes of all resolutions passed and proceedings taken at every meeting of Special Warrantholders will be made and duly entered in books from time to time provided for such purpose by the Trustee at the expense of the Company, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.
8.15 Instruments in Writing
Any action that may be taken and any power that may be exercised by Special Warrantholders at a meeting held as provided in this Article 8 may also be taken and exercised by Special Warrantholders who hold in the aggregate not less than 50% of the total number of Special Warrants at the time outstanding or in the case of an Extraordinary Resolution, Special Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Special Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression “Extraordinary Resolution” when used in this Indenture includes a resolution embodied in an instrument so signed.
8.16 Binding Effect of Resolutions
Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 8 at a meeting of Special Warrantholders will be binding on all Special Warrantholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Special Warrantholders in accordance with Section 8.15 hereof will be binding on all Special Warrantholders, whether signatories thereto or not, and every Special Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

8.17 Holdings by the Company and Subsidiaries Disregarded
In determining whether Special Warrantholders holding the required total number of Special Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Special Warrantholders’ Request or other action under this Indenture, a Special Warrant held by the Company or by a Subsidiary of the Company will be deemed to be not outstanding. The Company will provide the Trustee with a certificate of the Company providing details of any Special Warrants held by the Company or by a Subsidiary of the Company upon the written request of the Trustee.
ARTICLE 9
SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS
9.1 Provision for Supplemental Indentures for Certain Purposes
From time to time the Company (when authorized by the directors and subject to any applicable regulatory approvals) and the Trustee may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:
(a)	increasing the number of Special Warrants authorized for issue hereunder and the corresponding number of Underlying Securities to which Special Warrantholders are entitled;
(b)	setting forth any adjustments resulting from the application of the provisions of Section 4.7 hereof;
(c)
adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, and are not in the opinion of the Trustee, relying on the advice of counsel, prejudicial to the interests of the Special Warrantholders or any of them;

(d)	giving effect to any Extraordinary Resolution passed as provided in Article 8 hereof;
(e)
making such provisions not inconsistent with this Indenture as are (i) necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Common Shares on a stock exchange or over-the-counter market, and (ii) not, in the opinion of counsel, prejudicial to the interests of the Special Warrantholders;

(f)
adding to, deleting or altering the provisions hereof in respect of the transfer of Special Warrants or the conversion of Special Warrant Certificates, and making any modification in the form of the Special Warrant Certificates that does not affect the substance thereof;

(g)
modifying any provision of this Indenture (including, without limitation, making any modification which increases the number or amount of Common Shares issuable pursuant to the Special Warrants) or relieving the Company from any obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if, in the opinion of counsel, it would impair any right of the Special Warrantholders or of the Trustee, and the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which, in its opinion, will not afford adequate protection to the Trustee when it becomes operative; and

(h)
for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of counsel, the rights of the Trustee and of the Special Warrantholders are not prejudiced thereby.

9.2 Successor Entities
In the case of the consolidation, amalgamation, arrangement, merger, other form of business combination or transfer of the undertaking or assets of the Company as an entirety, or substantially as an entirety, to another corporation or other entity, the successor corporation or other entity resulting from such consolidation, amalgamation, arrangement, merger, other form of business combination or transfer (if not the Company) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and will execute and deliver to the Trustee a supplemental indenture and such other instruments as are satisfactory in form to the Trustee and in the opinion of counsel are necessary or advisable to evidence the express assumption by the successor corporation of such obligations.
ARTICLE 10
CONCERNING TRUSTEE
10.1 Trust Indenture Legislation
If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail. The Company, the Agent and the Trustee each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2 Rights and Duties of Trustee
(a)
Duty of Trustee: In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent special warrant agent would exercise in comparable circumstances. The Trustee will not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it will have been required so to do under the terms hereof; nor will the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice will distinctly specify the default desired to be brought to the attention of the Trustee and, in the absence of any such notice, the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained therein. Any such notice will in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee will take action with respect to any default.

(b)	No Relief From Liability: No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.
(c)
Actions: The obligation of the Trustee to commence or continue any act, action or proceeding in connection herewith, including without limitation, for the purpose of enforcing any right of the Trustee or the Special Warrantholders hereunder is on the condition that the Trustee will have received a Special Warrantholders’ Request specifying the act, action or proceeding which the Trustee is requested to take and, when required by notice to the Special Warrantholders by the Trustee, the Trustee is furnished by one or more Special Warrantholders with sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold it harmless against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(d)
Funding: No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(e)
Deposit of Special Warrants: The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Special Warrantholder at whose instance it is acting to deposit with the Trustee the Special Warrant Certificates held by them, for which certificates the Trustee will issue receipts.

(f)
Restriction: Every provision of this Indenture that relieves the Trustee of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of (i) Applicable Legislation, (ii) this Section 10.2(f) and (iii) Section 10.3 hereof.

10.3 Evidence, Experts and Advisers
(a)
Evidence: In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee reasonably requires by written notice to the Company.

(b)
Reliance by Trustee: In the exercise of any right or duty hereunder the Trustee, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Trustee pursuant to the provisions hereof or of Applicable Legislation or pursuant to a request of the Trustee, if such evidence complies with Applicable Legislation and the Trustee examines such evidence and determines that it complies with the applicable requirements of this Indenture.

(c)
Statutory Declaration: Whenever Applicable Legislation requires that evidence referred to in Section 10.3(a) hereof be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a Certificate of the Company required by any provision hereof. Any such statutory declaration may be made by any one or more of the Chairman, President, Chief Financial Officer or Secretary of the Company or by any other officer(s) or director(s) of the Company to whom such authority is delegated by the directors from time to time. In addition, the Trustee may act and rely and will be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(d)
Proof of Execution: Proof of the execution of any document or instrument in writing, including a Special Warrantholders’ Request, by a Special Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Trustee considers adequate.

(e)
Experts: The Trustee may employ or retain such counsel, accountants, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its rights and duties hereunder and may pay the reasonable remuneration and disbursements for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee. The Trustee may act and rely and will be protected in acting or not acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Company or by the Trustee, in relation to any matter arising in the administration of the duties and obligations hereof.

10.4 Documents, Money, Etc. held by Trustee
Any security, document of title or other instrument that may at any time be held by the Trustee subject to the provisions of this Indenture hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank.
The Trustee shall maintain accurate books, records and accounts of the transactions effected or controlled by the Trustee hereunder and the receipt, investment, reinvestment and disbursement of the property hereunder and shall provide to the Company records and statements thereof periodically upon request.
10.5 Action by Trustee to Protect Interests
The Trustee will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Special Warrantholders.
10.6 Trustee not Required to Give Security
The Trustee will not be required to give any bond or security in respect of the execution of the duties and obligations and powers of this Indenture.
10.7 Protection of Trustee
(a)	Protection: By way of supplement to the provisions of any applicable law for the time being relating to Agent, it is expressly declared and agreed that:
(i)
the Trustee will not be liable for or by reason of, or required to substantiate, any statement of fact, representation or recital in this Indenture or in the Special Warrant Certificates (except the representation contained in Section 10.9 hereof or in the certificate of the Trustee on the Special Warrant Certificates or other representation of the Trustee made herein or therein), but all such statements or recitals are and will be deemed to be made by the Company;

(ii)
nothing herein contained will impose on the Trustee any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(iii)	the Trustee will not be bound to give notice to any person of the execution hereof;
(iv)
the Trustee will not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach by the Company of any obligation or warranty herein contained or of any act of any director, officer, employee or agent of the Company;

(v)
the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and in the Special Warrants and generally may contract and enter into financial transactions with the Company or any related corporation without being liable to account for any profit made thereby;

(vi)
the Trustee will incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means provided that they are sent in accordance with the provisions hereof;

(vii)
if the Trustee delivers any cheque as required hereunder, the Trustee will have no further obligation or liability for the amount represented thereby, unless any such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Trustee, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and, if required by the Trustee, an indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque; and

(viii)	the Trustee will disburse funds in accordance with the provisions hereof only to the extent that funds have been deposited with it.
(b)
Indemnity: In addition to and without limiting any protection of the Trustee hereunder or otherwise by law, the Company agrees to indemnify the Trustee, employees, directors and officers (each an “Indemnified Person”), and save each Indemnified Person harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by the Trustee of its duties hereunder, except to the extent that such liabilities, suits, damages, costs and actions are attributable to the gross negligence, fraud, wilful misconduct or bad faith of the Trustee or an Indemnified Person. Notwithstanding any other provision hereof, this indemnity will survive any removal or resignation of the Trustee, discharge of this Indenture and termination of any duties and obligations hereunder.

(c)
Notice to Trustee: The Trustee will not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it will have been required to do so under the terms hereof; nor will the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice will describe the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice will in no way limit the discretion herein given to the Trustee to determine whether or not the Trustee will take action with respect to any default.

10.8 Replacement of Trustee
(a)
Resignation: The Trustee may resign and be discharged from all further duties and liabilities hereunder, except as provided in this Section 10.8, by giving to the Company and the Special Warrantholders not less than 60 Business Days notice in writing or, if a new Trustee has been appointed, such shorter notice as the Company accepts as sufficient, provided that such resignation and discharge will be subject to the appointment of a successor thereto in accordance with the provisions hereof.

(b)	Removal: The Special Warrantholders by Extraordinary Resolution may at any time remove the Trustee and appoint a new Trustee.
(c)
Appointment of New Trustee: If the Trustee so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Company will forthwith appoint a new Trustee, unless a new Trustee has already been appointed by the Special Warrantholders.

(d)
Failure to Appoint: Failing such appointment by the Company, the retiring Trustee or any Special Warrantholder may apply, at the expense of the Company, to the British Columbia Supreme Court, on such notice as the Court directs, for the appointment of a new Trustee.

(e)
New Trustee: Any new Trustee appointed under this Section must be a corporation authorized to carry on the business of a transfer agent or trust company in the Provinces of Ontario and British Columbia and, if required by the Applicable Legislation of any other province, in such other province. On any such appointment, the new Trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of the Company, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring the transfer of such powers, rights, duties and responsibilities to the new Trustee. The predecessor Trustee will transfer, deliver and pay over to the successor new Trustee, who will be entitled to receive, all monies, securities, records or other property held by the predecessor Trustee pursuant to the terms hereof and the predecessor Trustee will thereupon be discharged as Trustee hereunder. Any new Trustee so appointed by the Company or by the Court will be subject to removal as aforesaid by the Special Warrantholders and by the Company.

(f)	Notice of New Trustee: On the appointment of a new Trustee, the Company will promptly give notice thereof to the Special Warrantholders in accordance with Section 11.2(a) hereof.

(g)
Successor Trustee: A corporation into or with which the Trustee is merged or consolidated or amalgamated, or a corporation succeeding to the business of the Trustee, will be the successor to the Trustee hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Trustee under Section 10.8(e) hereof.

(h)
Certificates: A Special Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee or successor Trustee.

10.9 Conflict of Interest
The Trustee represents to the Company that, at the time of the execution and delivery hereof, no material conflict of interest exists between its role as Trustee hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its duties and obligations hereunder.
10.10 Acceptance of Duties and Obligations
The Trustee hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth. The Trustee accepts the duties and responsibilities under this Indenture solely as custodian, bailee and agent. No trust is intended to be or will be created hereby and the Trustee will owe no duties hereunder as a trustee. Neither the Trustee nor any person related to the Trustee will be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company. The Trustee will not be required to give any bond or security in respect of the execution of the trusts and powers on this Indenture or otherwise in respect of the premises.
ARTICLE 11
GENERAL
11.1 Notice to the Company and the Trustee
(a)
Company: Unless herein otherwise expressly provided, a notice to be given hereunder to the Company or the Trustee will be validly given if delivered or if sent by registered letter, postage prepaid, or if sent by facsimile transmission (if receipt of such transmission is confirmed):

(i)	if to the Company:

Ivanhoe Energy Inc. 654-999 Canada Place Vancouver, British Columbia V6C 3E1

Attention: Corporate Secretary Facsimile: (604) 682-2060

(ii)	if to the Agent: Macquarie Capital Markets Canada Ltd. 2020, 335 8th Avenue S.W. Calgary, Alberta T2P 1C9 Attention: Thomas Ebbern Facsimile: (403) 269-7870

(iii)	if to the Trustee:

CIBC Mellon Trust Company 1600 — 1066 West Hastings Street Vancouver, British Columbia V6E 3X1

Attention: Corporate Trust Department Facsimile: (604) 688-4301
and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the second Business Day following the day of the mailing of the notice. The original of any document sent by facsimile transmission to the Trustee will be subsequently mailed to the Trustee.
(b)
Change of Address: The Company, the Agent or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Section 11.1(a) hereof of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Company, the Agent or the Trustee, as the case may be, for all purposes of this Indenture.

(c)
Postal Interruption: If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed. Any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery to such officer.

11.2 Notice to Special Warrantholders
(a)
Notice: Unless herein otherwise expressly provided, a notice to be given hereunder to Special Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Special Warrantholders or delivered (or so mailed to certain Special Warrantholders and so delivered to the other Special Warrantholders) at their respective addresses appearing on any of the registers of holders described in Section 3.1 hereof, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective if it is printed once in the national edition of the Globe & Mail. All notices may be given to whichever of the holders of a Special Warrant (if more than one) is named first in the appropriate register hereinbefore provided, and any notice so given shall be sufficient notice to all holders of such Special Warrant and any other persons (if any) interested in such Special Warrant.

(b)
Date of Notice: A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Special Warrantholder will not invalidate any action or proceeding founded thereon.

11.3 Satisfaction and Discharge of Indenture
If all certificates representing Underlying Securities required to be issued in compliance with the provisions hereof have been issued hereunder in accordance with such provisions, if all payments required to be made in compliance with the provisions of this Indenture have been made in accordance with such provisions and payment to the Trustee of the fees and other remuneration payable to the Trustee have been made, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Company and on delivery to the Trustee of a Certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, the Trustee will execute proper instruments acknowledging the satisfaction of and discharging this Indenture, provided that if the Trustee has not then performed any of its obligations hereunder, any such satisfaction and discharge of the Company’s obligations hereunder shall not affect or diminish the rights of any Special Warrantholder or the Company against the Trustee.
11.4 Sole Benefit of Parties and Special Warrantholders
Nothing in this Indenture or the Special Warrant Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Special Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Special Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

11.5 Discretion of Directors
Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, acting reasonably, and a determination so made will be conclusive.
11.6 Counterparts and Formal Date
This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of this Indenture.
11.7 Assignment
This Indenture may not be assigned by either party hereto without the consent in writing of the other party. This Indenture shall enure to and bind the parties and their lawful successors and permitted assigns.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF the parties hereto have executed this Special Warrant Indenture as of the day and year first above written.

IVANHOE ENERGY INC.
Per:	(signed) Beverly A. Bartlett
	Name:	Beverly A. Bartlett
	Title:	Vice President & Corporate Secretary

MACQUARIE CAPITAL MARKETS CANADA LTD.
Per:	(signed) Thomas Ebbern
	Name:	Tom Ebbern
	Title:	Managing Director

Per:	(signed) Josh Woitas
	Name:	Josh Woitas
	Title:	Senior Manager

CIBC MELLON TRUST COMPANY
Per:	(signed) Van Bot
	Name:	Van Bot
	Title:	Authorized Signatory

Per:	(signed) Tricia Murphy
	Name:	Tricia Murphy
	Title:	Manager, Client relations

SCHEDULE A TO THE SPECIAL WARRANT INDENTURE DATED AS OF
FEBRUARY 25, 2010 AMONG IVANHOE ENERGY INC. MACQUARIE CAPITAL
MARKETS CANADA LTD. AND
CIBC MELLON TRUST COMPANY
SPECIAL WARRANT CERTIFICATE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS PLUS ONE DAY FOLLOWING THE DATE OF ISSUANCE OF THE SPECIAL WARRANTS].”;
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITARY SERVICES INC. (“CDS”) TO IVANHOE ENERGY INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.
THE FOLLOWING LEGEND FOR U.S. PURCHASERS ONLY
THE SPECIAL WARRANTS (AS DEFINED BELOW), THE COMMON SHARES (AS DEFINED BELOW) AND THE WARRANTS (AS DEFINED BELOW) ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND SUCH SPECIAL WARRANTS MAY NOT BE EXERCISED WITHIN THE UNITED STATES OR BY OR ON BEHALF OF ANY PERSON IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT AND THE SECURITIES LAWS OF ALL APPLICABLE STATES OF THE UNITED STATES OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” IS AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH CANADIAN LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES, PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) INSIDE OR OUTSIDE THE UNITED STATES, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LEGISLATION AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM OR OTHERWISE NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE SECURITIES LAWS.”

Certificate Number:	Number of Special Warrants:
SPECIAL WARRANTS
convertible into Common Shares and Warrants of
IVANHOE ENERGY INC.
THIS IS TO CERTIFY THAT, for value received,                                          (the “holder”) is the registered holder of the number of special warrants (“Special Warrants”) of Ivanhoe Energy Inc. (the “Company”) specified above and is thereby entitled, without payment of any additional consideration, to be issued fully paid and non-assessable common shares of the Company (“Common Shares”) and common share purchase warrants of the Company (“Warrants” and together with the Common Shares, the “Underlying Securities”)) on the first Business Day following the Qualification Date (as defined in the Special Warrant Indenture hereinafter referred to) on the basis of one (1) Common Share and one quarter of one (0.25) Warrant for each one Special Warrant, subject to adjustment in accordance with the provisions of the Special Warrant Indenture.
This Special Warrant Certificate represents Special Warrants issued under the provisions of a special warrant indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the “Special Warrant Indenture”) dated as of February 25, 2010 among the Company, Macquarie Capital Markets Canada Ltd. and CIBC Mellon Trust Company (the “Trustee”). Reference is hereby made to the Special Warrant Indenture for particulars of the rights of the holders of the Special Warrants, the Company and the Trustee in respect thereof and of the terms and conditions upon which the Special Warrants are issued and held, all to the same effect as if the provisions of the Special Warrant Indenture were herein set forth in full, to all of which the holder, by acceptance hereof, assents. In the event of a conflict between the provisions of this Special Warrant Certificate and the Special Warrant Indenture, the terms of the Special Warrant Indenture will govern. The Company will furnish to the holder, on request, a copy of the Special Warrant Indenture. Terms used in this Special Warrant Certificate and not otherwise defined herein have the meanings assigned to them in the Special Warrant Indenture.
An amount equal to the aggregate Issue Price paid for the Special Warrants has been deposited in escrow with the Trustee, pending satisfaction of the Release Condition. Provided the Release Condition is satisfied at or prior to the Release Deadline, the Escrowed Funds will be released as directed by the Company in satisfaction of the commission payable to the Agent pursuant to the Agency Agreement and the remainder to the Company. If the Release Condition is not satisfied at or prior to the Release Deadline, the Trustee will return to each Special Warrantholder an amount equal to the Issue Price paid by such holder and such holder’s pro rata entitlement to Earnings less applicable withholding taxes, if any. If a Special Warrantholder elects to convert any Special Warrants into Underlying Securities prior to the satisfaction of the Release Condition, the aggregate Issue Price deposited in escrow in respect of the converted Special Warrants, together with Earnings in respect thereof, will be released from escrow as directed by the Company for the Company’s use in its absolute discretion and such holder will no longer be entitled to the return of any Escrowed Funds if the Release Condition is not satisfied by the Release Deadline.

2

The Special Warrants represented by this Special Warrant Certificate may be converted by the holder at any time after the Effective Date and prior to the Time of Expiry; provided that if such Special Warrants have not been converted as hereinafter provided prior to the Qualification Date, such Special Warrants will be deemed to be converted into Underlying Securities by the Trustee for and on behalf of the holder on the first Business Day following the Qualification Date without the taking of any action by the holder, including the surrender of this Special Warrant Certificate, which will thereupon be cancelled by the Trustee.
The holder of this Special Warrant and any transferee hereof are cautioned that in the event that the Special Warrants are deemed to be converted, certificates representing the Underlying Securities, will be mailed or delivered to the latest address of record of the registered holder or to the direction of the registered holder, and the Company and the Trustee are not bound to take notice of any transfers or assignments unless the transferee is a duly registered holder of the Special Warrant prior to such mailing or delivery.
On and after the date of any conversion of the Special Warrants represented by this Special Warrant Certificate, the holder will have no rights as a Special Warrantholder except to receive certificates representing the Underlying Securities issued upon the conversion thereof to such holder and as set forth in the Indenture.
The Company will not be obligated after the aggregation of the number of Underlying Securities to be issued to a holder of Special Warrants to issue any fraction of an Underlying Securities on the conversion of Special Warrants. If a holder of Special Warrants would otherwise be entitled to a fractional Underlying Securities pursuant to the Special Warrants, the number of Underlying Securities to be issued will be rounded down to the next whole number, if the holder is entitled to receive less than 0.5 of an Underlying Securities and rounded up to the next whole number, if the holder is entitled to receive 0.5 or more of an Underlying Securities, and the holder of such Special Warrants will not be entitled to any cash compensation in respect of such fraction.
No Underlying Securities will be issued pursuant to any conversion of any Special Warrant if the issue of such security would constitute a violation of the securities laws of the applicable jurisdiction.
The Special Warrant Indenture provides for adjustments to the rights of the holders of Special Warrants on the happening of certain stated events, including the subdivision or consolidation of the outstanding Common Shares, certain distributions of Common Shares or of securities convertible into or exchangeable for Common Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options and certain capital reorganizations.

3

The Special Warrant Indenture contains provisions making binding on all holders of Special Warrants outstanding thereunder resolutions passed by holders of a specified majority of all outstanding Special Warrants at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Special Warrants.
On presentation at the principal office of the Trustee in Vancouver, British Columbia, or Toronto, Ontario, subject to the provisions of the Special Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Special Warrant Certificates may be exchanged at no cost to the holder for one or more Special Warrant Certificates of different denominations representing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.
The Special Warrants represented by this Special Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Special Warrant Indenture, on the register of transfers to be kept at the principal office of the Trustee in Vancouver, British Columbia, or Toronto, Ontario by the holder or the executors, administrators or other legal representatives thereof or the attorney thereof appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee and, upon compliance with such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly recorded on such register of transfers by the Trustee. Notwithstanding the foregoing, the Company will be entitled, and may direct the Trustee, to refuse to record any transfer of any Special Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.
The holding of this Special Warrant Certificate will not constitute the holder a shareholder of the Company or entitle such holder to any right or interest in respect thereof except as otherwise provided in the Special Warrant Indenture.
This Special Warrant Certificate will not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Special Warrant Indenture. Time is of the essence hereof.
The Special Warrant Certificate will be construed and enforced in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein and will be treated in all respects as a British Columbia contract.
[The remainder of this page has been intentionally left blank]

4

IN WITNESS WHEREOF the Company has caused this Special Warrant Certificate to be signed by its officers or other individuals duly authorized in that behalf as of February  _____, 2010.

IVANHOE ENERGY INC.
By:
This Special Warrant Certificate is one of the Special Warrant Certificates referred to in the Special Warrant Indenture.

CIBC MELLON TRUST COMPANY
By:
Countersigned by the Trustee as of this  _____  day of February, 2010.

5

TO:	IVANHOE ENERGY INC. (the “Company”)
NOTICE OF CONVERSION
The undersigned holder of the Special Warrants represented by this Special Warrant Certificate hereby exercises the right thereof to be issued the Underlying Securities which are issuable pursuant to the conversion of such Special Warrants on the terms specified in such Special Warrant Certificate and in the Special Warrant Indenture.
The undersigned certifies that (check applicable box(es), if any)
☐	A
The undersigned holder (i) at the time of exercise of the Special Warrants is not in the United States; (ii) it is not a U.S. person, and is not exercising the Special Warrants on behalf of a U.S. person; and (iii) did not execute or deliver this exercise form in the United States.

☐	B
The undersigned holder (i) purchased the Special Warrants directly from the Company pursuant to a written subscription agreement for the purchase of Special Warrants, (ii) is exercising the Special Warrants solely for its own account and not on behalf of any other Person; and (iii) was an “Accredited Investor”, as that term is defined in Regulation D under the U.S. Securities Act, both on the date the Special Warrants were purchased from the Company and on the date of exercise of the Special Warrants.

☐	C
The undersigned holder has delivered to the Company an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and such opinion is in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note:	Certificates representing Underlying Securities will not be registered or delivered to an address in the United States unless Box B or C above is checked.

The undersigned hereby irrevocably directs that the said Underlying Securities be issued, registered and delivered as follows:

Name(s) in Full	Address(es)	Number of Common Shares	Number of Warrants

(Please print full name in which certificates representing the Underlying Securities are to be issued. If any Underlying Securities are to be issued to a person or persons other than the holder, the holder must pay to the Trustee, all exigible transfer taxes or other government charges.
DATED this  _____  day of                                         , 20_____.

)
)
	)	Signature of Registered Holder
)
)

Signature Guaranteed	)	Name of Registered Holder
)
☐ Please check if the certificates representing the Underlying Securities are to be delivered at the office where this Special Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above. Certificates will be delivered or mailed as soon as practicable after the surrender of this Special Warrant Certificate to the Trustee.
Instructions:
1.
The registered holder may exercise its right to receive Underlying Securities on exercise hereof by completing this form and surrendering this form and the Special Warrant Certificate representing the Special Warrants being exercised to the Trustee.

2.
If the Notice of Conversion indicates that the Underlying Securities are to be issued to a person or persons other than the registered holder of the Special Warrant Certificate, the signature of such registered holder on the Notice of Conversion must be guaranteed by a Schedule I Canadian chartered bank, or a member of a recognized Medallion Guarantee program. The stamp affixed thereon by the guarantor must bear the actual words “Signature Guaranteed” or “Medallion Guaranteed” and otherwise be in accordance with industry standards.

2

FORM OF TRANSFER

CIBC MELLON TRUST COMPANY
1600 — 1066 West Hastings Street
Vancouver, British Columbia V6E 3X1
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to                                                                                                                                                           (print name and address) the Special Warrants represented by this Special Warrant Certificate and hereby appoints                                                              as its attorney with full power of substitution to transfer the Special Warrants on the appropriate register of the Trustee.
DATED this  _____  day of                                         , 201_____.

)
)

	)	Signature of Transferor
)
)

Signature Guaranteed	)	Name of Transferor
)
CERTAIN REQUIREMENTS RELATING TO TRANSFERS
1.
In the case of any transfer of Special Warrants to a Person resident in, or otherwise subject to the securities laws of, any province or territory of Canada, either the transferee must be an Accredited Investor within the meaning of such applicable securities laws in Canada or the transfer must otherwise be exempt from the prospectus and registration requirements of applicable securities laws in Canada.

2.
The Special Warrant Indenture contains certain other requirements relating to the transfer of Special Warrants, including, among other things, a requirement in certain cases that a written opinion of U.S. counsel of recognized standing be delivered in connection with the transfer of Special Warrants by a U.S. Person or a person in the United States or a person holding Special Warrants for the account or benefit of a U.S. Person or a person in the United States, to a person in the United States or for the account or benefit of a U.S. Person or a person in the United States.

3.
The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Schedule 1 Canadian chartered bank, a firm which is a member of a recognized stock exchange in Canada, a national securities exchange in the United States, or the National Association of Securities dealers or a member of a recognized medallion program. The stamp affixed thereon by the guarantor must bear the actual words “signature guarantee”, or “medallion guaranteed” and otherwise be in accordance with industry standards.

SCHEDULE B TO THE SPECIAL WARRANT INDENTURE DATED AS OF
FEBRUARY 25, 2010 AMONG IVANHOE ENERGY INC., MACQUARIE CAPITAL
MARKETS CANADA LTD. AND
CIBC MELLON TRUST COMPANY
DECLARATION FOR REMOVAL OF LEGEND

To:	IVANHOE ENERGY INC. (the “Company”) and its Registrar/Transfer Agent for the subject securities.
The undersigned (a) represents and warrants that the sale of                      [specify the number of Common Shares, Warrants or Special Warrants] of the Company’s                      [Common Shares, Warrants or Special Warrants] to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” of the Company as that term is defined in Rule 405 of the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (which includes the Toronto Stock Exchange) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is described in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

By:		Date:

Signature
Name (please print)

AFFIRMATION BY SELLER’S BROKER-DEALER (IF ANY)
We have read the foregoing representations of our customer,                                          (the “Seller”), with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:
Authorized Officer

Date:

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SCHEDULE C TO THE SPECIAL WARRANT INDENTURE DATED AS OF
FEBRUARY 25, 2010 AMONG IVANHOE ENERGY INC., MACQUARIE CAPITAL
MARKETS CANADA LTD. AND
CIBC MELLON TRUST COMPANY
RELEASE AND PAYMENT CERTIFICATE

TO:	CIBC Mellon Trust Company (the “Trustee”), as Trustee relating to the issue of special warrants (“Special Warrants”) of Ivanhoe Energy Inc. (the “Company”)

AND TO:	Macquarie Capital Markets Canada Ltd. (the “Agent”)
This Release and Payment Certificate is being provided pursuant to Section 6.3(a) of the Special Warrant Indenture (the “Indenture”) dated February 25, 2010 among the Company, the Trustee and the Agent. Capitalized terms not defined herein have the meaning ascribed to them in the Indenture.
The undersigned,                                         , the                                           of the Company, hereby certifies for and on behalf of the Company and not in a personal capacity that the Release Condition has been met.
The Company hereby directs the Trustee to release the Escrowed Funds as follows:
(1)	in satisfaction of the commission payable to the Agent pursuant to the Agency Agreement:

Amount:	$

Wire Instructions:

(2)	with respect to any Escrowed Funds not allocated to (1) above, to the Company:

Amount:	$

Wire Instructions:

DATED at Vancouver, British Columbia, this  _____  day of                     , 2010.
IVANHOE ENERGY INC.

Per:
Name:
Title:
ACKNOWLEDGED by
MACQUARIE CAPITAL MARKETS CANADA LTD.

Per:
Name:
Title:

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